EXHIBIT 99.4

                                  $631,610,000
                                  (Approximate)
                                 GSAMP 2003-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                                                                                 Initial                                   S&P/
                         Approximate                      Primary                 Pass-     Average     Principal        Moody's/
                          Principal       Certificate   Collateral    Credit     Through      Life       Payment          Fitch
Certificates               Balance           Type          Group      Support    Rate (2)   (yrs)(3)  Window (3) (4)     Ratings
-----------------------  ------------     -----------  -------------  -------   ----------  --------  --------------  --------------
A-1A [Not offered]           N/A              N/A           N/A         N/A        N/A        N/A          N/A             N/A
A-1B                      $10,000,000       Sr/Mez      Group I(1)      14.00%  LIBOR +[%]      2.54  09/03 - 10/10    AAA/Aaa/AAA
A-2                      $361,213,000         Sr       Group II (1)     14.00%  LIBOR +[%]      2.50  09/03 - 10/10    AAA/Aaa/AAA
A-3                      $165,615,000         Sr       Group III (1)    14.00%  LIBOR +[%]      2.74  09/03 - 10/10    AAA/Aaa/AAA
M-1                       $37,024,000         Mez       All Groups       9.00%  LIBOR +[%]      4.87  11/06 - 10/10     AA+/Aa2/AA
M-2                       $19,253,000         Mez       All Groups       6.40%  LIBOR +[%]      4.84  10/06 - 10/10      AA/A1/A+
M-3                        $8,516,000         Mez       All Groups       5.25%  LIBOR +[%]      4.83  10/06 - 10/10      A+/A2/A+
M-4                       $14,809,000         Mez       All Groups       3.25%  LIBOR +[%]      4.82  09/06 - 10/10    A-/ Baa1/A-
B-1                        $7,405,000         Sub       All Groups       2.25%  LIBOR +[%]      4.81  09/06 - 10/10   BBB+/Baa2/BBB+
B-2                        $7,775,000         Sub       All Groups       1.20%  LIBOR +[%]      4.52  09/06 - 06/10   BBB-/Baa3/BBB
Total                    $631,610,000(5)

(1) Each class of Class A Certificates is entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, each class of Class A Certificates may receive principal payments from one or more of the other collateral groups.

(2) See the Coupons of the LIBOR Certificates section of this Term Sheet for more information on the Pass-Through Rates of the LIBOR Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in August 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

Selected Mortgage Pool Data (6)
-------------------------------

                                                   Group I                      Group II
                                          --------------------------   ---------------------------
                                          Adjustable                    Adjustable
                                             Rate        Fixed Rate        Rate        Fixed Rate
                                          -----------    -----------   ------------    -----------
Scheduled Principal Balance:              $95,712,740    $32,181,842   $336,199,310    $83,816,346
Number of Mortgage Loans:                         549            211          2,382            551
Avg. Scheduled Principal Balance:            $174,340       $152,521       $141,142       $152,117
Wtd. Avg. Gross Coupon:                         7.578%         7.151%         7.699%         6.844%
Wtd. Avg. Net Coupon(7):                        6.545%         6.118%         6.666%         5.811%
Wtd. Avg. Original FICO Score:                    592            649            599            652
Wtd. Avg. Original LTV Ratio:                   82.89%         77.66%         78.08%         74.43%
Wtd. Avg. Std. Remaining Term (Mo.):              358            339            357            342
Wtd. Avg. Seasoning (Mo.):                          2              2              2              2
Wtd. Avg. Months to Roll(8):                       28            N/A             27            N/A
Wtd. Avg. Gross Margin(8):                       5.46%           N/A           5.53%           N/A
Wtd. Avg. Initial Rate Cap(8):                   2.71%           N/A           2.64%           N/A
Wtd. Avg. Periodic Rate Cap(8):                  1.10%           N/A           1.13%           N/A
Wtd. Avg. Gross Max. Lifetime Rate(8):          13.78%           N/A          13.96%           N/A

                                                  Group III
                                          ---------------------------
                                          Adjustable
                                             Rate         Fixed Rate     Aggregate
                                          -----------    ------------   ------------
Scheduled Principal Balance:              $83,092,946    $109,482,456   $740,485,640
Number of Mortgage Loans:                         215             768          4,676
Avg. Scheduled Principal Balance:            $386,479        $142,555       $158,359
Wtd. Avg. Gross Coupon:                         7.217%          7.750%         7.516%
Wtd. Avg. Net Coupon(7):                        6.184%          6.717%         6.483%
Wtd. Avg. Original FICO Score:                    613             625            612
Wtd. Avg. Original LTV Ratio:                   79.35%          77.23%         78.29%
Wtd. Avg. Std. Remaining Term (Mo.):              357             334            351
Wtd. Avg. Seasoning (Mo.):                          3               2              2
Wtd. Avg. Months to Roll(8):                       27             N/A             27
Wtd. Avg. Gross Margin(8):                       5.10%            N/A           5.45%
Wtd. Avg. Initial Rate Cap(8):                   2.61%            N/A           2.65%
Wtd. Avg. Periodic Rate Cap(8):                  1.14%            N/A           1.12%
Wtd. Avg. Gross Max. Lifetime Rate(8):          13.49%            N/A          13.85%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and other fees.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Option One Mortgage Corporation ("Option One") (79.6%) and Accredited Home Lenders, Inc. ("Accredited") (20.4%).

o Credit support for the Certificates will be provided through a senior/subordinate structure and initial overcollateralization of 1.20%, excess spread and mortgage insurance provided by each of Mortgage Guaranty Insurance Corporation ("MGIC"), and Radian Guaranty Inc. ("Radian").

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1A, A-1B, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates in the manner described herein, and a 1-month LIBOR interest rate cap agreement (the "Group III Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-3, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates in the manner described herein. The Group I Interest Rate Cap will have an initial notional amount of $127,894,582 (the initial Group I notional principal balance) and a term of 39 months. From months 1 to 22 the Group I Interest Rate Cap will have a strike rate of 1-month LIBOR equal to 6.00% and from months 23 to 39 a strike rate of 1-month LIBOR equal to 7.40%. The Group III Interest Rate Cap will have an initial notional amount of $110,748,075 (the initial Group III fixed rate notional principal balance), a term of 60 months and a strike rate of 1-month LIBOR equal to 6.50%. (See Appendix A for Group I Interest Rate Cap and Group III Interest Rate Cap details).

o The Mortgage Loans originated by Option One will be serviced by Option One, and the Mortgage Loans originated by Accredited will be serviced by Chase Manhattan Mortgage Corporation.

o 60.5% of the Mortgage Loans originated by Option One are covered by mortgage insurance from MGIC, and 56.3% of the Mortgage Loans originated by Accredited are covered by mortgage insurance from Radian, in each case, down to 60% of the loan-to-value ratio of the related mortgage at origination.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA03HE2" and on Bloomberg as "GSAMP 03-HE2".

o All amounts and percentages herein relating to the Mortgage Loans are as of the Statistical Calculation Date.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Selected Mortgage Pool Data by Originator
-----------------------------------------

                                                    Option One      Accredited
                                                   ------------    ------------

Scheduled Principal Balance:                       $589,511,229    $150,974,412
Average Scheduled Principal Balance:                   $158,641        $157,265
% of Total Pool Scheduled Principal Balance:              79.61%          20.39%
Number of Mortgage Loans:                                 3,716             960
Weighted Average Gross Coupon:                            7.482%          7.648%
Weighted Average FICO Score:                                609             625
% First Lien Loans:                                       99.79%          99.86%
Weighted Average Original LTV Ratio:                      77.46%          81.53%
Weighted Average Stated Remaining Term (months):            353             346
Weighted Average Seasoning (months):                          2               3
% Full Doc Loans:                                         62.68%          48.16%
% Purchase Loans:                                         22.21%          35.88%
% Primary Occupancy Loans:                                93.31%          94.91%
% Single Family Loans:                                    75.26%          70.07%
State with highest representation:                   California      California
% Adjustable Rate Loans:                                  66.80%          80.30%
% Fixed Rate Loans:                                       33.20%          19.70%

Time Table
----------

Expected Closing Date:

                                    On or before August 25, 2003


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Statistical Calculation Date:       July 1, 2003

Cut-off Date:                       August 1, 2003

Expected Pricing Date:              On or before August 8, 2003

First Distribution Date:            September 25, 2003

Key Terms
---------

Offered Certificates:               Class A-1B, A-2, A-3, M-1, M-2, M-3, M-4,
                                    B-1 and B-2 Certificates

LIBOR Certificates:                 The Offered Certificates and the Class A-1A
                                    Certificates

Class A Certificates:               Class A-1A, A-1B, A-2 and A-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman Sachs & Co.

Servicers:                          Option One with respect to the Mortgage
                                    Loans originated by Option One, and Chase
                                    Manhattan Mortgage Corporation with respect to the Mortgage Loans originated by Accredited

Mortgage Insurers:                  MGIC, with respect to the Mortgage Loans
                                    originated by Option One, and Radian, with respect to the Mortgage Loans originated by Accredited

Credit Risk Manager:                The Murrayhill Company

Trustee:                            Wells Fargo Bank Minnesota, National
                                    Association

Servicing Fee:                      With respect to the Mortgage Loans serviced
                                    by Option One, 30 bps for distribution dates
                                    1 through 10, 40 bps for distribution dates
                                    11 through 30, 65 bps for distribution dates
                                    31 through 48, and 80 bps for distribution dates 49 and thereafter, and with respect to the Mortgage Loans serviced by Chase
                                    Manhattan Mortgage Corporation, 50 bps

Other Fees:                         The initial amount of the Other Fees will be
                                    67 bps (includes mortgage insurers fees, credit risk manager fee and trustee fee), and in no case will the Other Fees exceed
                                    115 bps

Interest Rate Cap Provider:         Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                    Sachs Group, Inc., are rated P-1 by Moody's
                                    Investors Service Inc., A-1 by Standard &
                                    Poor's Ratings Group and F1+ by Fitch
                                    Ratings. The long-term unsecured debt
                                    obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on all Certificates

Day Count:                          Actual/360 basis

Interest Accrual:                   The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: 28%

                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                     The trust will consist of three groups of
                                    subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $127,894,582 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group II Mortgage Loans:            Approximately $420,015,656 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group III Mortgage Loans:           Approximately $192,575,402 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC:                   7.5162%

                                    Less Fees & Expenses(1):             1.0329%

                                    Net WAC(1):                          6.4833%

                                    Less Initial Certificate Coupon
                                    (Approx.)(2):                        1.5801%

                                    Initial Excess Spread(1):            4.9032%

                                    (1)   Includes the servicing fee and other
                                          fees.

                                    (2)   Assumes 1-month LIBOR equal to 1.10%
                                          and a 30-day month.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              Each Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the Prepayment Interest
                                    Shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                    Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received by such Servicer for the related Distribution Date

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Moody's Investors Service, Inc., Standard &
                                    Poor's Ratings Group and Fitch Ratings

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid (1) concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates up to the Group II Principal Distribution Amount, (3) to the Class A-3 Certificates up to the Group III Principal Distribution Amount and (4) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, M-4 B-1 and B-2 Certificates. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.20% overcollateralization (funded upfront)(after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.40% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 28.00%.

     Class        Initial Subordination Percentage    Step-Down Date Percentage
---------------   --------------------------------    -------------------------
       A                       14.00%                          28.00%
      M-1                       9.00%                          18.00%
      M-2                       6.40%                          12.80%
      M-3                       5.25%                          10.50%
      M-4                       3.25%                           6.50%
      B-1                       2.25%                           4.50%
      B-2                       1.20%                           2.40%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 55.00% of the prior period's senior enhancement percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

        Distribution Date               Cumulative Realized Loss Percentage:
---------------------------------   --------------------------------------------

  September 2006 - August 2007          2.0000% for the first month, plus an
                                    additional 1/12th of 1.2500% for each month
                                     thereafter (e.g., approximately 2.1042% in
                                                   October 2006)

  September 2007 - August 2008          3.2500% for the first month, plus an
                                    additional 1/12th of 0.5000% for each month
                                     thereafter (e.g., approximately 3.2917% in
                                                   October 2007)

  September 2008 - August 2009          3.7500% for the first month, plus an
                                    additional 1/12th of 0.2500% for each month
                                     thereafter (e.g., approximately 3.7708% in
                                                   October 2008)

  September 2009 and thereafter                       4.0000%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-up Call date, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Class A-1A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1A Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1A Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1B Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1B Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3, M-4, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-1A and A-1B Certificates) to the Class A-1A and A-1B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1A and Class A-1B Certificates from prior Distribution Dates, (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates and (3) from Interest Remittance Amounts related to the Group III Mortgage Loans, to the Class A-3 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1), (2) or (3) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1), (2) or (3) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v)   to the Class M-4 Certificates, their Accrued Certificate Interest,

      (vi) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (vii) to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, the Group I Principal Distribution Amount, until the Certificate Principal Balance of each Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class A-3 Certificates, the Group III Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) through (c) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) concurrently, to the Class A-1A and Class A-1B Certificates, pro rata, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1A and Class A-1B Certificates, until the Certificate Principal Balances of each Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) through (c) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1A and Class A-1B Certificates (collectively), on the one hand, and each other class of Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other groups of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof have been reduced to zero. Any principal distributions allocated to the Class A-1A and Class A-1B Certificates are required to be distributed pro rata to the Class A-1A and Class A-1B Certificates, based upon their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata based upon the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (viii) sequentially, to Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (ix)   also, from any available Group I Interest Rate Cap payments, first,
             (1) pro rata, to the Class A-1A and Class A-1B up to their respective unpaid remaining Basis Risk Cary Forward Amounts, then
             (2) sequentially to the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining (3) to the excess cashflow certificates, and from any available Group III Interest Rate Cap payments, first, (1) pro rata, to the Class A-3 up to their respective unpaid remaining Basis Risk Cary Forward Amounts, then (2) sequentially to the Class M-1, M-2, M-3, M-4, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining (3) to the excess cashflow certificates.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, eighth to the Class M-1 Certificates, and ninth any losses related to the Group I Mortgage Loans, to the Class A-1B Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing the Certificate Principal Balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1A, A-2 and A-3 Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and other fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicers on or prior to the related determination date or advanced by the servicers for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and other fees), over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date and (iii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

                                               0-12           13-24           25-36          37-48          49-60
Product                      No Penalty       Months          Months          Months         Months        Months          Total
-------------------------   ------------    -----------    ------------    ------------    ----------    -----------    ------------
15 Year ARM                   $2,767,834       $189,639         $64,498      $5,444,393            $0             $0      $8,466,364
2/28 LIBOR ARM                79,485,807      4,470,398     281,280,792       3,779,443             0        456,572     369,473,012
3/27 LIBOR ARM                 8,339,696        709,606         136,484     125,112,046     1,173,143      1,260,655     136,731,631
6 Month ARM                            0              0         333,989               0             0              0         333,989
Fixed Balloon                    103,153              0          94,748       1,644,293             0      3,786,763       5,628,957
Fixed Rate                    35,861,896     41,042,317       1,729,459     124,990,193       327,042     15,900,782     219,851,687
-------------------------   ------------    -----------    ------------    ------------    ----------    -----------    ------------
TOTAL                       $126,558,386    $46,411,960    $283,639,970    $260,970,368    $1,500,185    $21,404,772    $740,485,640
=========================   ============    ===========    ============    ============    ==========    ===========    ============

                                               0-12           13-24           25-36          37-48          49-60
Product                      No Penalty       Months          Months          Months         Months        Months
-------------------------   ------------    -----------    ------------    ------------    ----------    -----------
15 Year ARM                        32.69%          2.24%           0.76%          64.31%         0.00%          0.00%
2/28 LIBOR ARM                     21.51           1.21           76.13            1.02          0.00           0.12
3/27 LIBOR ARM                      6.10           0.52            0.10           91.50          0.86           0.92
6 Month ARM                         0.00           0.00          100.00            0.00          0.00           0.00
Fixed Balloon                       1.83           0.00            1.68           29.21          0.00          67.27
Fixed Rate                         16.31          18.67            0.79           56.85          0.15           7.23
-------------------------   ------------    -----------    ------------    ------------    ----------    -----------
TOTAL                              17.09%          6.27%          38.30%          35.24%         0.20%          2.89%
=========================   ============    ===========    ============    ============    ==========    ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 30, 2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

                                   First Dollar of Loss            LIBOR Flat                  0% Return
                                  -----------------------    -----------------------    -----------------------
Class M-1   CDR                                     18.22%                     18.57%                     19.84%
            Yield                                  4.1657%                    3.4731%                    0.0261%
            WAL                                      4.67                       4.58                       4.42
            Modified Duration                        4.31                       4.25                       4.24
            Principal Window                Apr08 - Apr08              Mar08 - Mar08              Feb08 - Feb08
            Principal Writedown            8,957.05 (0.02%)       1,230,028.60 (3.32%)      6,783,900.10 (18.32%)
            Total Collat Loss       103,880,909.64 (14.03%)    104,872,915.90 (14.16%)    109,855,831.81 (14.84%)

Class M-2   CDR                                     14.06%                     14.30%                     15.00%
            Yield                                  4.8475%                    3.6752%                    0.0092%
            WAL                                      5.08                       5.08                       4.89
            Modified Duration                        4.58                       4.59                       4.57
            Principal Window                Sep08 - Sep08              Sep08 - Sep08              Aug08 - Aug08
            Principal Writedown           44,539.09 (0.23%)       1,319,724.84 (6.85%)      4,656,046.80 (24.18%)
            Total Collat Loss        86,464,824.60 (11.68%)     87,678,562.45 (11.84%)     90,722,978.66 (12.25%)

Class M-3   CDR                                     12.37%                     12.51%                     12.80%
            Yield                                  5.2952%                    3.7531%                    0.0515%
            WAL                                      5.25                       5.24                       5.18
            Modified Duration                        4.66                       4.67                       4.71
            Principal Window                Nov08 - Nov08              Nov08 - Nov08              Nov08 - Nov08
            Principal Writedown              515.67 (0.01%)         774,265.44 (9.09%)      2,369,295.81 (27.82%)
            Total Collat Loss        78,491,880.40 (10.60%)     79,237,166.25 (10.70%)     80,771,867.27 (10.91%)

Class M-4   CDR                                      9.65%                     10.07%                     10.55%
            Yield                                  6.6007%                    3.8472%                    0.0098%
            WAL                                      5.58                       5.52                       5.25
            Modified Duration                        4.71                       4.73                       4.71
            Principal Window                Mar09 - Mar09              Mar09 - Mar09              Feb09 - Feb09
            Principal Writedown            6,624.69 (0.04%)      2,506,106.04 (16.92%)      5,185,875.88 (35.02%)
            Total Collat Loss         64,705,301.41 (8.74%)      67,133,012.80 (9.07%)      69,556,138.28 (9.39%)

Class B-1   CDR                                      8.16%                      8.47%                      8.74%
            Yield                                  6.9421%                    3.9350%                    0.1318%
            WAL                                      5.83                       5.70                       5.56
            Modified Duration                        4.80                       4.76                       4.77
            Principal Window                Jun09 - Jun09              May09 - May09              May09 - May09
            Principal Writedown           38,978.77 (0.53%)      1,448,338.66 (19.56%)      2,871,178.48 (38.77%)
            Total Collat Loss         56,624,441.38 (7.65%)      58,260,271.68 (7.87%)      59,887,931.63 (8.09%)

Class B-2   CDR                                      6.51%                      6.86%                      7.16%
            Yield                                  7.0696%                    3.9934%                    0.0998%
            WAL                                      6.08                       5.92                       5.72
            Modified Duration                        4.95                       4.90                       4.91
            Principal Window                Sep09 - Sep09              Aug09 - Aug09              Aug09 - Aug09
            Principal Writedown           40,913.62 (0.53%)      1,614,014.34 (20.76%)      3,162,564.07 (40.68%)
            Total Collat Loss         46,872,801.68 (6.33%)      48,931,112.67 (6.61%)      50,844,763.59 (6.87%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                       The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                       $740,485,640
Number of Mortgage Loans:                                                 4,676
Average Scheduled Principal Balance:                                   $158,359
Weighted Average Gross Coupon:                                            7.516%
Weighted Average Net Coupon:                                              6.483%
Weighted Average Original FICO Score:                                       612
Weighted Average Original LTV Ratio:                                      78.29%
Weighted Average Stated Remaining Term (months):                            351
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             27
Weighted Average Gross Margin:                                             5.45%
Weighted Average Initial Rate Cap:                                         2.65%
Weighted Average Periodic Rate Cap:                                        1.12%
Weighted Average Gross Maximum Lifetime Rate:                             13.85%

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                       77     $3,558,919        0.48%    8.443%        597     $46,220      57.99%    68.42%      87.50%
$50,001 - $75,000                 662     41,872,098        5.65     8.194         605      63,251      74.92     72.49       85.76
$75,001 - $100,000                708     62,190,256        8.40     7.921         607      87,839      77.62     71.41       88.83
$100,001 - $125,000               641     72,300,927        9.76     7.751         606     112,794      79.30     67.85       92.35
$125,001 - $150,000               596     81,854,974       11.05     7.502         610     137,341      78.31     65.49       92.92
$150,001 - $200,000               833    144,768,145       19.55     7.454         605     173,791      77.40     60.47       95.06
$200,001 - $250,000               519    116,148,584       15.69     7.465         612     223,793      78.33     56.30       94.79
$250,001 - $300,000               270     74,139,870       10.01     7.376         617     274,592      80.49     48.84       96.20
$300,001 - $350,000               151     48,646,392        6.57     7.207         627     322,162      81.84     47.73       98.00
$350,001 & Above                  219     95,005,475       12.83     7.177         624     433,815      77.94     52.62       94.28
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                   1,427   $267,395,391       36.11%    6.534%        638    $187,383      76.55%    64.09%      96.66%
7.00- 7.49%                       687    114,513,597       15.46     7.256         625     166,686      79.05     56.73       93.00
7.50- 7.99%                     1,024    160,540,349       21.68     7.734         607     156,778      80.18     54.08       90.53
8.00- 8.49%                       543     75,903,825       10.25     8.247         585     139,786      80.31     62.17       93.23
8.50- 8.99%                       544     70,450,703        9.51     8.743         570     129,505      79.19     56.14       91.11
9.00- 9.49%                       175     20,515,327        2.77     9.225         560     117,230      77.38     61.16       91.11
9.50- 9.99%                       173     19,597,595        2.65     9.745         562     113,281      77.72     59.34       93.70
10.00 & Above                     103     11,568,853        1.56    10.702         548     112,319      68.27     70.32       95.84
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                       145    $23,491,526        3.17%    6.931%        763    $162,011      80.43%    42.87%      72.82%
720-739                           107     17,428,018        2.35     6.919         729     162,879      82.38     36.55       82.85
700-719                           151     25,721,819        3.47     6.962         708     170,343      83.74     44.34       87.17
680-699                           212     36,275,200        4.90     6.993         688     171,109      81.76     42.92       89.77
660-679                           322     55,407,654        7.48     7.086         669     172,073      81.24     44.32       91.77
640-659                           467     76,353,993       10.31     7.129         649     163,499      80.68     52.22       91.64
620-639                           585     96,922,622       13.09     7.220         630     165,680      80.29     53.97       96.32
600-619                           595     96,794,015       13.07     7.403         610     162,679      80.71     66.93       93.95
580-599                           518     79,128,652       10.69     7.602         589     152,758      77.50     67.31       95.53
560-579                           421     61,615,229        8.32     7.836         569     146,354      74.73     69.38       95.93
540-559                           388     57,974,533        7.83     8.112         549     149,419      73.75     69.53       97.65
520-539                           419     60,881,625        8.22     8.188         530     145,302      73.43     74.20       97.17
500-519                           340     51,882,896        7.01     8.441         510     152,597      72.33     68.09       97.63
499 & Below                         2        254,362        0.03     9.217         485     127,181      68.63    100.00      100.00
N/A                                 4        353,496        0.05     7.757      N/A         88,374      44.00     57.63      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                           4,652   $739,016,329       99.80%    7.510%        612    $158,860      78.40%    59.72%      93.64%
Second                             24      1,469,312        0.20    10.496         631      61,221      21.50     57.38       90.57
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                    114    $10,039,947        1.36%    7.814%        584     $88,070      30.28%    47.28%      94.30%
40.01 - 50.00%                    122     17,606,488        2.38     7.350         600     144,315      46.15     55.22       92.85
50.01 - 60.00%                    251     35,899,360        4.85     7.352         589     143,025      55.95     56.80       97.47
60.01 - 70.00%                    602    102,844,127       13.89     7.409         593     170,837      66.30     52.33       91.92
70.01 - 80.00%                  1,932    307,918,769       41.58     7.523         605     159,378      78.26     54.63       92.94
80.01 - 85.00%                    450     71,949,445        9.72     7.526         619     159,888      84.45     61.39       90.92
85.01 - 90.00%                    728    121,238,757       16.37     7.603         633     166,537      89.68     63.36       93.84
90.01 - 95.00%                    384     59,818,039        8.08     7.506         646     155,776      94.72     88.49       99.49
95.01 - 100.00%                    93     13,170,708        1.78     7.836         645     141,621      99.81     86.46      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI              2,829   $441,406,185       59.61%    7.246%        634    $156,029      81.13%    64.84%      93.16%
OLTV > 60% no MI                1,360    235,533,660       31.81     8.047         576     173,187      80.81     51.44       93.97
OLTV < 60%                        487     63,545,795        8.58     7.424         591     130,484      49.18     54.86       95.69
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                            2,977   $442,208,066       59.72%    7.472%        601    $148,542      79.61%   100.00%      94.38%
Stated                          1,638    285,666,966       38.58     7.587         628     174,400      76.33      0.00       92.57
Limited                            61     12,610,608        1.70     7.476         624     206,731      76.08      0.00       92.02
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                    3,049   $486,529,703       65.70%    7.507%        602    $159,570      76.01%    61.28%      94.53%
Purchase                        1,179    185,092,639       25.00     7.552         639     156,991      83.98     52.67       90.87
Rate/Term refi                    448     68,863,299        9.30     7.485         608     153,713      79.03     67.59       94.78
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                  4,305   $693,371,775       93.64%    7.500%        609    $161,062      78.36%    60.19%     100.00%
Non-Owner                         309     37,685,803        5.09     7.838         659     121,961      78.28     54.53        0.00
Second Home                        62      9,428,063        1.27     7.429         626     152,066      72.87     45.84        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                   3,565   $549,454,745       74.20%    7.491%        607    $154,125      77.85%    61.48%      95.61%
PUD                               387     74,581,538       10.07     7.509         614     192,717      81.18     60.94       95.57
2-4 Family                        375     71,250,498        9.62     7.599         635     190,001      76.86     48.87       77.73
Condo                             255     36,629,556        4.95     7.623         635     143,645      81.25     47.48       89.99
Manufactured Housing               94      8,569,303        1.16     8.037         625      91,163      80.13     78.92       98.43
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
California - Southern             458    $98,736,093       13.33%    7.228%        620    $215,581      77.70%    56.99%      95.51%
New York                          370     79,366,986       10.72     7.319         609     214,505      71.10     51.17       94.03
California - Northern             332     72,271,796        9.76     7.154         625     217,686      79.36     52.91       94.55
Massachusetts                     299     59,905,084        8.09     7.244         613     200,351      72.65     55.23       94.43
Florida                           426     52,248,514        7.06     7.813         607     122,649      80.46     56.63       91.85
New Jersey                        204     38,079,173        5.14     7.706         598     186,663      76.64     50.19       94.37
Texas                             238     28,897,455        3.90     7.931         610     121,418      79.25     66.66       94.01
Illinois                          182     26,584,504        3.59     7.644         602     146,069      81.20     67.48       93.69
Virginia                          142     25,251,759        3.41     7.475         604     177,829      81.09     68.27       95.20
Colorado                          119     20,158,758        2.72     7.475         609     169,401      81.05     59.58       91.71
Pennsylvania                      144     19,008,497        2.57     7.648         614     132,003      81.33     71.76       94.30
All Other States                1,762    219,977,021       29.71     7.734         611     124,845      80.78     66.01       92.32
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
93033                               9     $1,821,195        0.25%    7.285%        647    $202,355      73.87%    30.63%      88.54%
94591                               6      1,663,121        0.22     6.747         601     277,187      80.02     60.76      100.00
95624                               6      1,656,912        0.22     7.819         577     276,152      84.28     67.09      100.00
11706                               8      1,469,973        0.20     7.130         632     183,747      71.06     27.29      100.00
93010                               5      1,412,488        0.19     8.175         565     282,498      78.31     59.84      100.00
11215                               5      1,412,347        0.19     6.946         625     282,469      51.67     15.76      100.00
22309                               5      1,398,985        0.19     7.576         608     279,797      82.24     37.76      100.00
91910                               6      1,391,140        0.19     6.871         647     231,857      69.47     20.16      100.00
02360                               9      1,387,904        0.19     7.470         540     154,212      59.81     72.09      100.00
02122                               4      1,374,645        0.19     7.577         605     343,661      81.22     71.55      100.00
All Other Zips                  4,613    725,496,929       97.98     7.520         612     157,272      78.38     60.00       93.53
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
0 - 180 Months                    181    $19,668,455        2.66%    7.663%        617    $108,665      74.12%    71.90%      93.94%
181 - 240 Months                   72      8,350,839        1.13     7.531         640     115,984      69.20     67.92      100.00
241 - 360 Months                4,423    712,466,346       96.22     7.512         611     161,082      78.51     59.29       93.55
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
2/28 ARMS                       2,238   $369,473,012       49.90%    7.621%        594    $165,091      78.36%    60.71%      95.18%
Fixed Rate                      1,479    219,851,687       29.69     7.305         639     148,649      76.03     61.96       89.86
3/27 ARMS                         843    136,731,631       18.47     7.547         618     162,196      81.58     51.86       95.11
15 Year Arm                        64      8,466,364        1.14     7.404         606     132,287      75.61     74.40       97.06
Fixed Balloon                      51      5,628,957        0.76     8.205         604     110,372      84.65     73.47       98.80
6 Month Adjustable                  1        333,989        0.05     8.450         589     333,989      95.00    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Periodic Cap

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Periodic Cap                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1.00%                           2,420   $388,415,337       52.45%    7.603%        592    $160,502      78.46%    63.47%      95.11%
1.50%                             724    126,254,848       17.05     7.587         626     174,385      81.39     43.55       95.45
2.00%                               1         51,951        0.01     9.750         527      51,951      80.00    100.00      100.00
5.00%                               1        282,861        0.04     6.000         525     282,861      80.00    100.00      100.00
N/A                             1,530    225,480,644       30.45     7.328         638     147,373      76.25     62.25       90.09
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Months To Rate Reset           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1-12                                1       $333,989        0.05%    8.450%        589    $333,989      95.00%   100.00%     100.00%
13-24                           2,239    369,740,571       49.93     7.621         593     165,136      78.35     60.66       95.18
25-36                             843    136,731,631       18.47     7.547         618     162,196      81.58     51.86       95.11
169-180                            63      8,198,806        1.11     7.417         607     130,140      75.68     76.83       96.96
N/A                             1,530    225,480,644       30.45     7.328         638     147,373      76.25     62.25       90.09
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Life Maximum Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
12.99% & Below                    634   $122,993,568       16.61%    6.482%        618    $193,996      77.60%    70.26%      97.32%
13.00-13.49%                      386     67,042,927        9.05     7.162         609     173,686      78.63     65.74       93.99
13.50-13.99%                      672    114,895,710       15.52     7.456         607     170,976      79.69     51.05       94.88
14.00-14.49%                      451     70,215,718        9.48     7.982         593     155,689      80.82     54.22       95.95
14.50-14.99%                      542     77,902,119       10.52     8.254         590     143,731      80.13     46.70       92.78
15.00-15.49%                      173     22,525,327        3.04     8.862         570     130,204      80.24     60.40       96.01
15.50-15.99%                      178     25,872,261        3.49     9.155         567     145,350      79.53     59.79       93.34
16.00-16.99%                       93     11,138,950        1.50    10.088         557     119,774      76.73     68.70       98.32
17.00% & Above                     17      2,418,416        0.33    11.156         542     142,260      69.69     62.63       88.51
N/A                             1,530    225,480,644       30.45     7.328         638     147,373      76.25     62.25       90.09
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                             Distribution by Margin

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Margin                         Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
5.99% & Below                   2,131   $365,086,298       49.30%    7.239%        608    $171,322      78.70%    59.08%      95.10%
6.00- 6.49%                       426     65,827,163        8.89     8.033         591     154,524      80.74     52.20       94.09
6.50- 6.99%                       267     37,156,000        5.02     8.373         581     139,161      80.88     54.75       97.94
7.00 & Above                      322     46,935,535        6.34     9.173         568     145,763      79.34     66.98       95.31
N/A                             1,530    225,480,644       30.45     7.328         638     147,373      76.25     62.25       90.09
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           4,676   $740,485,640      100.00%    7.516%        612    $158,359      78.29%    59.72%      93.64%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $95,712,740
Number of Mortgage Loans:                                                   549
Average Scheduled Principal Balance:                                   $174,340
Weighted Average Gross Coupon:                                            7.578%
Weighted Average Net Coupon:                                              6.545%
Weighted Average Original FICO Score:                                       592
Weighted Average Original LTV Ratio:                                      82.89%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             28
Weighted Average Gross Margin:                                             5.46%
Weighted Average Initial Rate Cap:                                         2.71%
Weighted Average Periodic Rate Cap:                                        1.10%
Weighted Average Gross Maximum Lifetime Rate:                             13.78%

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                        1        $49,930        0.05%    7.800%        616     $49,930      90.91%   100.00%     100.00%
$50,001 - $75,000                  24      1,594,630        1.67     8.701         583      66,443      84.69     86.54       95.50
$75,001 - $100,000                 52      4,667,603        4.88     8.456         576      89,762      84.63     76.76      100.00
$100,001 - $125,000                71      8,024,577        8.38     8.027         584     113,022      83.87     84.88       98.61
$125,001 - $150,000                90     12,472,733       13.03     7.531         592     138,586      80.48     71.96       97.84
$150,001 - $200,000               126     21,744,087       22.72     7.535         586     172,572      82.47     77.12       98.46
$200,001 - $250,000                98     21,912,844       22.89     7.413         593     223,600      81.18     73.67      100.00
$250,001 - $300,000                63     17,289,667       18.06     7.441         599     274,439      85.55     61.73      100.00
$300,001 - $350,000                20      6,319,812        6.60     7.277         622     315,991      84.35     50.05      100.00
$350,001 & Above                    4      1,636,855        1.71     7.512         593     409,214      84.11    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     168    $32,356,042       33.81%    6.618%        618    $192,595      80.06%    74.50%      98.61%
7.00- 7.49%                        95     17,839,633       18.64     7.217         612     187,786      83.79     67.00       98.97
7.50- 7.99%                        96     16,746,928       17.50     7.743         582     174,447      86.06     75.18       99.08
8.00- 8.49%                        62     10,547,215       11.02     8.250         565     170,116      85.01     78.32      100.00
8.50- 8.99%                        68     10,718,051       11.20     8.734         557     157,618      82.46     61.31      100.00
9.00- 9.49%                        25      3,522,406        3.68     9.222         549     140,896      84.91     78.98      100.00
9.50- 9.99%                        21      2,740,502        2.86     9.693         550     130,500      83.71     71.20      100.00
10.00 & Above                      14      1,241,962        1.30    10.526         547      88,712      79.12     78.11      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                         2       $416,305        0.43%    6.930%        772    $208,152      86.25%     0.00%      56.84%
720-739                             5        849,332        0.89     6.989         732     169,866      91.07     27.86      100.00
700-719                             7      1,484,352        1.55     6.833         709     212,050      81.83     54.51       91.31
680-699                            21      3,513,096        3.67     7.164         690     167,290      86.14     53.13      100.00
660-679                            31      5,937,848        6.20     7.026         669     191,543      84.27     59.69      100.00
640-659                            40      7,225,951        7.55     7.191         650     180,649      88.95     75.21      100.00
620-639                            71     13,130,688       13.72     7.118         630     184,939      86.56     69.17       99.45
600-619                            80     14,135,737       14.77     7.443         609     176,697      85.45     65.18       98.12
580-599                            68     11,674,821       12.20     7.380         589     171,689      83.38     72.96      100.00
560-579                            37      6,562,604        6.86     7.870         570     177,368      81.81     89.88      100.00
540-559                            45      7,007,374        7.32     8.010         547     155,719      77.75     70.49      100.00
520-539                            48      8,138,697        8.50     7.971         529     169,556      78.30     90.14       98.28
500-519                            93     15,486,172       16.18     8.326         510     166,518      78.24     79.46      100.00
N/A                                 1        149,763        0.16     7.200      N/A        149,763      31.59      0.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV



                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                      1       $149,763        0.16%    7.200%     N/A       $149,763      31.59%     0.00%     100.00%
40.01 - 50.00%                      8      1,461,574        1.53     7.112         619     182,697      47.19     59.70      100.00
50.01 - 60.00%                     18      3,376,967        3.53     6.703         596     187,609      57.09     67.45      100.00
60.01 - 70.00%                     37      6,325,163        6.61     6.913         591     170,950      66.18     26.18       97.55
70.01 - 80.00%                    201     34,765,311       36.32     7.811         557     172,962      78.18     73.78       98.55
80.01 - 85.00%                     49      8,884,999        9.28     7.582         593     181,327      84.53     72.18       98.55
85.01 - 90.00%                    112     19,867,883       20.76     7.613         610     177,392      89.72     67.39      100.00
90.01 - 95.00%                    107     17,797,666       18.59     7.501         633     166,333      94.95     91.97      100.00
95.01 - 100.00%                    16      3,083,414        3.22     7.716         639     192,713      99.63     82.96      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI                275    $47,533,649       49.66%    7.237%        621    $172,850      85.61%    79.99%      98.64%
OLTV > 60% no MI                  247     43,190,787       45.13     8.039         560     174,861      83.30     64.86       99.68
OLTV < 60%                         27      4,988,304        5.21     6.838         603     184,752      53.43     63.16      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                              410    $69,184,824       72.28%    7.557%        585    $168,743      84.40%   100.00%      99.12%
Stated                            134     25,401,684       26.54     7.656         611     189,565      78.75      0.00       99.29
Limited                             5      1,126,231        1.18     7.087         603     225,246      83.52      0.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                      357    $62,093,266       64.87%    7.568%        585    $173,931      81.15%    70.14%      99.32%
Purchase                          142     24,649,062       25.75     7.689         612     173,585      88.21     75.79       98.53
Rate/Term refi                     50      8,970,412        9.37     7.341         589     179,408      80.33     77.48      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                    543    $94,925,853       99.18%    7.583%        592    $174,817      82.95%    72.24%     100.00%
Non-Owner                           6        786,887        0.82     6.953         644     131,148      76.31     77.16        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                     412    $69,254,106       72.36%    7.593%        587    $168,092      82.21%    73.45%      99.09%
PUD                                57     10,522,094       10.99     7.549         590     184,598      84.34     78.57      100.00
2-4 Family                         40      9,860,674       10.30     7.581         612     246,517      82.14     57.25       98.43
Condo                              30      4,821,556        5.04     7.465         623     160,719      89.66     67.23      100.00
Manufactured Housing               10      1,254,308        1.31     7.392         641     125,431      88.18     92.84      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
California - Southern              49    $11,008,388       11.50%    7.092%        597    $224,661      82.57%    67.37%     100.00%
California - Northern              45     10,211,006       10.67     7.225         610     226,911      85.22     71.36       98.91
New York                           39      8,254,730        8.62     7.594         579     211,660      76.47     53.86       97.82
Massachusetts                      30      6,749,024        7.05     7.474         596     224,967      78.33     83.04      100.00
Illinois                           40      6,541,158        6.83     7.689         589     163,529      86.76     73.54       97.86
New Jersey                         34      6,141,486        6.42     7.419         601     180,632      78.07     57.68      100.00
Florida                            41      6,100,618        6.37     7.644         595     148,796      83.43     68.30      100.00
Georgia                            34      4,057,840        4.24     8.357         580     119,348      82.37     86.11      100.00
Texas                              28      3,909,138        4.08     7.590         576     139,612      79.56     76.94       96.70
Virginia                           20      3,779,902        3.95     7.781         564     188,995      82.67     86.13      100.00
Connecticut                        17      3,021,021        3.16     7.924         593     177,707      81.31     74.46      100.00
All Other States                  172     25,938,429       27.10     7.745         594     150,805      86.18     76.74       99.13
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
60630                               3       $774,334        0.81%    7.598%        553    $258,111      81.76%    62.53%     100.00%
02122                               2        767,067        0.80     7.594         573     383,533      81.91    100.00      100.00
94509                               3        742,321        0.78     6.913         622     247,440      90.54     60.69      100.00
92083                               3        680,255        0.71     6.480         636     226,752      77.72     39.90      100.00
02360                               3        543,220        0.57     7.721         542     181,073      71.76    100.00      100.00
95461                               2        539,641        0.56     6.891         630     269,820      95.00    100.00      100.00
20147                               2        537,463        0.56     8.820         557     268,732      87.20     48.01      100.00
92109                               1        518,812        0.54     7.400         572     518,812      80.00    100.00      100.00
95624                               2        503,301        0.53     7.912         547     251,650      79.05     40.46      100.00
90746                               2        502,969        0.53     6.881         586     251,484      75.72     57.36      100.00
All Other Zips                    526     89,603,357       93.62     7.590         593     170,349      82.93     72.39       99.12
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
241 - 360 Months                  549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
2/28 ARMS                         406    $69,542,744       72.66%    7.538%        592    $171,288      81.92%    73.38%      99.09%
3/27 ARMS                         129     24,150,499       25.23     7.685         596     187,213      86.12     67.71       99.36
15 Year Arm                        14      2,019,497        2.11     7.671         575     144,250      77.71     89.13      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Periodic Cap                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1                                 457    $77,317,428       80.78%    7.550%        591    $169,185      81.87%    75.73%      99.18%
1.5                                92     18,395,312       19.22     7.695         599     199,949      87.18     57.81       99.16
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Months To Rate Reset           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
13-24                             406    $69,542,744       72.66%    7.538%        592    $171,288      81.92%    73.38%      99.09%
25-36                             129     24,150,499       25.23     7.685         596     187,213      86.12     67.71       99.36
169-180                            14      2,019,497        2.11     7.671         575     144,250      77.71     89.13      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Life Maximum Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Life Maximum Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
12.99% & Below                    144    $27,170,624       28.39%    6.573%        620    $188,685      78.63%    74.97%      98.35%
13.00-13.49%                       84     15,480,183       16.17     7.158         613     184,288      83.33     72.75       98.81
13.50-13.99%                       86     15,431,635       16.12     7.507         587     179,438      86.31     79.88      100.00
14.00-14.49%                       68     12,021,122       12.56     8.004         574     176,781      84.93     73.87      100.00
14.50-14.99%                       88     14,212,460       14.85     8.340         563     161,505      83.98     59.86       98.91
15.00-15.49%                       29      4,471,273        4.67     8.910         563     154,182      86.22     64.14      100.00
15.50-15.99%                       29      4,731,822        4.94     9.195         565     163,166      83.11     72.57      100.00
16.00-16.99%                       20      2,078,687        2.17     9.912         561     103,934      85.37     68.43      100.00
17.00% & Above                      1        114,934        0.12    12.000         502     114,934      40.78    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                             Distribution by Margin

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Margin                         Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
5.99% & Below                     364    $65,732,913       68.68%    7.162%        603    $180,585      81.83%    73.58%      99.04%
6.00- 6.49%                        70     12,740,725       13.31     8.042         576     182,010      86.23     65.21       98.79
6.50- 6.99%                        52      7,609,385        7.95     8.549         556     146,334      83.68     72.45      100.00
7.00 & Above                       63      9,629,717       10.06     9.035         568     152,853      85.10     72.65      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             549    $95,712,740      100.00%    7.578%        592    $174,340      82.89%    72.28%      99.18%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $32,181,842
Number of Mortgage Loans:                                                   211
Average Scheduled Principal Balance:                                   $152,521
Weighted Average Gross Coupon:                                            7.151%
Weighted Average Net Coupon:                                              6.118%
Weighted Average Original FICO Score:                                       649
Weighted Average Original LTV Ratio:                                      77.66%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning (months):                                          2

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                        4       $156,352        0.49%    8.968%        665     $39,088      24.71%    31.90%     100.00%
$50,001 - $75,000                  19      1,236,193        3.84     8.194         634      65,063      64.36     77.14      100.00
$75,001 - $100,000                 36      3,193,572        9.92     7.682         618      88,710      78.62     76.17      100.00
$100,001 - $125,000                23      2,602,682        8.09     7.079         665     113,160      76.77     87.44       95.27
$125,001 - $150,000                34      4,685,621       14.56     7.040         655     137,812      74.56     67.75       97.12
$150,001 - $200,000                48      8,276,375       25.72     7.057         641     172,424      77.98     71.19       93.99
$200,001 - $250,000                26      5,842,797       18.16     7.060         651     224,723      79.19     72.42       91.80
$250,001 - $300,000                15      4,076,962       12.67     6.881         658     271,797      79.61     52.67       93.21
$300,001 - $350,000                 4      1,242,218        3.86     7.140         660     310,555      82.77     74.92      100.00
$350,001 & Above                    2        869,070        2.70     7.006         720     434,535      92.18     43.65      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     112    $18,151,571       56.40%    6.522%        663    $162,068      73.32%    74.16%      96.88%
7.00- 7.49%                        44      6,929,059       21.53     7.159         671     157,479      82.43     63.26       89.82
7.50- 7.99%                        15      2,501,967        7.77     7.772         613     166,798      89.33     69.51      100.00
8.00- 8.49%                         8      1,147,600        3.57     8.269         644     143,450      91.80     67.98      100.00
8.50- 8.99%                         8        911,122        2.83     8.701         604     113,890      87.40     59.80      100.00
9.00- 9.49%                         6        634,245        1.97     9.243         578     105,707      84.55     75.51      100.00
9.50- 9.99%                         9      1,129,508        3.51     9.719         538     125,501      76.35     60.60       78.79
10.00 & Above                       9        776,769        2.41    10.877         542      86,308      62.84     50.81      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                        13     $1,994,916        6.20%    6.963%        760    $153,455      77.73%    66.82%      71.40%
720-739                            12      1,825,578        5.67     6.894         730     152,132      79.87     68.44      100.00
700-719                            12      2,458,464        7.64     6.752         710     204,872      84.07     55.30      100.00
680-699                            24      3,827,606       11.89     6.774         687     159,484      80.03     62.73      100.00
660-679                            32      4,901,278       15.23     6.675         671     153,165      80.43     92.22       93.34
640-659                            25      3,807,298       11.83     6.714         652     152,292      74.43     72.24      100.00
620-639                            29      3,865,390       12.01     7.058         630     133,289      73.32     67.31      100.00
600-619                            17      3,267,589       10.15     7.204         611     192,211      78.47     71.66       88.54
580-599                            18      2,543,383        7.90     7.593         588     141,299      72.01     67.89      100.00
560-579                             8      1,037,440        3.22     8.134         570     129,680      77.80     68.43      100.00
540-559                             4        388,562        1.21     7.530         550      97,141      68.40    100.00      100.00
520-539                             9      1,128,945        3.51     9.327         530     125,438      77.68     45.36      100.00
500-519                             8      1,135,393        3.53     9.543         509     141,924      79.11     50.42       78.90
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                             205    $31,894,831       99.11%    7.119%        650    $155,585      78.20%    69.93%      95.26%
Second                              6        287,011        0.89    10.708         622      47,835      17.52     56.33      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                      7       $408,556        1.27%    9.679%        668     $58,365      19.89%    39.57%     100.00%
40.01 - 50.00%                     13      1,612,356        5.01     6.425         669     124,027      45.12     21.66      100.00
50.01 - 60.00%                     14      1,995,534        6.20     6.667         654     142,538      56.38     66.77      100.00
60.01 - 70.00%                     24      3,686,961       11.46     6.649         630     153,623      65.80     57.32       96.34
70.01 - 80.00%                     76     12,013,653       37.33     7.272         627     158,074      77.14     67.10       93.13
80.01 - 85.00%                     20      2,992,427        9.30     6.761         665     149,621      83.19     83.97      100.00
85.01 - 90.00%                     25      4,052,395       12.59     7.306         674     162,096      89.86     79.11       86.41
90.01 - 95.00%                     23      3,573,603       11.10     7.377         684     155,374      94.81     80.70      100.00
95.01 - 100.00%                     9      1,846,358        5.74     7.828         663     205,151     100.00    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI                141    $21,602,451       67.13%    6.892%        658    $153,209      80.23%    80.54%      96.09%
OLTV > 60% no MI                   36      6,562,945       20.39     8.172         612     182,304      87.27     49.12       89.84
OLTV < 60%                         34      4,016,446       12.48     6.876         661     118,131      48.15     45.90      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                              151    $22,466,693       69.81%    7.073%        651    $148,786      80.27%   100.00%      94.63%
Stated                             56      9,152,670       28.44     7.399         642     163,441      71.61      0.00       96.66
Limited                             4        562,480        1.75     6.260         699     140,620      71.89      0.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                      155    $23,322,888       72.47%    7.152%        641    $150,470      75.80%    70.39%      96.66%
Purchase                           28      4,675,791       14.53     7.333         681     166,993      85.62     68.06       87.55
Rate/Term refi                     28      4,183,163       13.00     6.946         663     149,399      79.15     68.57       96.40
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                    203    $30,670,819       95.30%    7.136%        649    $151,088      77.52%    69.32%     100.00%
Non-Owner                           8      1,511,023        4.70     7.457         662     188,878      80.51     79.78        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                     171    $25,524,707       79.31%    7.075%        646    $149,267      76.89%    73.28%      95.28%
2-4 Family                         16      3,306,054       10.27     7.308         676     206,628      77.01     38.24       90.76
PUD                                13      1,795,619        5.58     7.562         621     138,125      84.45     85.42      100.00
Condo                               9      1,400,562        4.35     7.413         680     155,618      84.10     57.69      100.00
Manufactured Housing                2        154,899        0.48     9.368         627      77,450      81.88    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Massachusetts                      32     $6,364,188       19.78%    6.766%        660    $198,881      74.52%    49.42%      97.24%
New York                           17      2,983,101        9.27     7.083         644     175,477      65.86     49.01      100.00
California - Southern              16      2,967,402        9.22     6.802         661     185,463      73.51     86.84       91.93
Georgia                            17      2,099,615        6.52     7.791         650     123,507      85.31     77.88      100.00
Texas                              18      1,978,513        6.15     7.578         628     109,917      77.39     80.04      100.00
California - Northern               9      1,744,490        5.42     7.004         657     193,832      88.27     78.68       92.27
Pennsylvania                       12      1,633,576        5.08     7.389         658     136,131      86.00     67.51      100.00
Florida                            13      1,603,394        4.98     7.843         629     123,338      85.28     69.99       89.35
Connecticut                         9      1,360,045        4.23     6.879         652     151,116      80.58     73.06      100.00
Virginia                            7      1,169,328        3.63     7.125         635     167,047      75.35    100.00       89.47
Illinois                            4        764,693        2.38     6.707         701     191,173      83.26    100.00       63.81
All Other States                   57      7,513,496       23.35     7.286         642     131,816      77.93     73.72       94.81
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
02119                               1       $489,701        1.52%    7.050%        705    $489,701      90.00%     0.00%     100.00%
01702                               1        379,369        1.18     6.950         739     379,369      95.00    100.00      100.00
11782                               2        368,289        1.14     6.192         752     184,145      51.41     61.51      100.00
92647                               1        319,373        0.99     6.100         673     319,373      71.91    100.00      100.00
11236                               1        311,563        0.97     7.800         582     311,563      80.00      0.00      100.00
02536                               2        310,436        0.96     6.507         641     155,218      68.95    100.00      100.00
60564                               1        306,689        0.95     6.650         641     306,689      79.80    100.00      100.00
91360                               1        304,593        0.95     8.050         747     304,593     100.00    100.00      100.00
02347                               1        299,492        0.93     6.850         616     299,492      75.00      0.00      100.00
11223                               1        294,269        0.91     6.990         657     294,269      59.00      0.00      100.00
All Other Zips                    199     28,798,067       89.49     7.180         646     144,714      77.65     71.60       94.75
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
0 - 180 Months                     23     $2,586,274        8.04%    7.577%        615    $112,447      69.71%    56.71%     100.00%
181 - 240 Months                   11      1,223,332        3.80     7.119         655     111,212      61.25     69.49      100.00
241 - 360 Months                  177     28,372,236       88.16     7.114         652     160,295      79.09     71.02       94.67
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Fixed Rate                        206    $31,842,472       98.95%    7.131%        650    $154,575      77.87%    70.11%      95.25%
Fixed Balloon                       5        339,371        1.05     9.107         596      67,874      57.56     42.08      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             211    $32,181,842      100.00%    7.151%        649    $152,521      77.66%    69.81%      95.30%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $336,199,310
Number of Mortgage Loans:                                                 2,382
Average Scheduled Principal Balance:                                   $141,142
Weighted Average Gross Coupon:                                            7.699%
Weighted Average Net Coupon:                                              6.666%
Weighted Average Original FICO Score:                                       599
Weighted Average Original LTV Ratio:                                      78.08%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             27
Weighted Average Gross Margin:                                             5.53%
Weighted Average Initial Rate Cap:                                         2.64%
Weighted Average Periodic Rate Cap:                                        1.13%
Weighted Average Gross Maximum Lifetime Rate:                             13.96%

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                       35     $1,690,888        0.50%    8.333%        590     $48,311      63.54%    68.73%      91.36%
$50,001 - $75,000                 381     24,125,184        7.18     8.167         593      63,321      77.12     70.04       87.13
$75,001 - $100,000                401     35,262,839       10.49     7.986         595      87,937      77.46     66.54       90.69
$100,001 - $125,000               341     38,378,100       11.42     7.879         591     112,546      78.68     64.97       93.10
$125,001 - $150,000               306     41,995,422       12.49     7.589         597     137,240      78.32     62.96       93.43
$150,001 - $200,000               462     80,517,519       23.95     7.560         597     174,280      77.39     54.32       95.27
$200,001 - $250,000               269     60,173,181       17.90     7.667         603     223,692      77.88     46.62       97.39
$250,001 - $300,000               135     37,208,109       11.07     7.535         609     275,616      79.70     44.48       96.24
$300,001 - $350,000                41     12,732,218        3.79     7.270         611     310,542      81.11     41.23       97.63
$350,001 & Above                   11      4,115,851        1.22     7.683         648     374,168      79.18     44.64       72.85
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     578    $93,063,782       27.68%    6.547%        627    $161,010      77.52%    61.23%      97.84%
7.00- 7.49%                       332     49,188,458       14.63     7.272         613     148,158      78.51     51.90       93.79
7.50- 7.99%                       577     82,836,735       24.64     7.741         601     143,565      79.24     49.96       92.04
8.00- 8.49%                       319     41,029,517       12.20     8.246         578     128,619      78.08     59.60       93.03
8.50- 8.99%                       331     41,777,281       12.43     8.740         570     126,215      78.33     53.55       90.25
9.00- 9.49%                       100     10,935,889        3.25     9.218         558     109,359      77.06     63.38       93.79
9.50- 9.99%                        91     10,240,822        3.05     9.748         558     112,537      77.05     53.58       94.17
10.00 & Above                      54      7,126,827        2.12    10.685         543     131,978      70.55     72.81       96.10
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                        44     $7,239,375        2.15%    7.112%        762    $164,531      80.91%    32.57%      81.35%
720-739                            31      4,701,002        1.40     7.147         728     151,645      83.95     22.85       80.07
700-719                            49      7,499,647        2.23     7.140         708     153,054      82.80     31.39       88.86
680-699                            78     12,604,677        3.75     7.235         688     161,598      83.47     35.04       93.28
660-679                           114     16,854,953        5.01     7.284         670     147,850      82.62     25.17       90.89
640-659                           221     32,337,998        9.62     7.251         649     146,326      82.33     39.92       88.88
620-639                           269     38,902,174       11.57     7.319         629     144,618      81.98     44.61       94.67
600-619                           304     43,103,582       12.82     7.376         610     141,788      81.00     63.08       92.47
580-599                           299     40,106,203       11.93     7.717         589     134,134      77.95     64.92       94.59
560-579                           256     34,340,400       10.21     7.919         569     134,142      75.72     65.62       97.81
540-559                           249     33,838,240       10.06     8.213         549     135,897      73.71     67.05       97.30
520-539                           282     39,535,868       11.76     8.299         530     140,198      73.38     69.17       96.74
500-519                           181     24,677,097        7.34     8.396         511     136,338      69.32     70.35       97.59
499 & Below                         2        254,362        0.08     9.217         485     127,181      68.63    100.00      100.00
N/A                                 3        203,733        0.06     8.166      N/A         67,911      53.12    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                     50     $4,999,367        1.49%    7.508%        562     $99,987      32.64%    51.46%      93.78%
40.01 - 50.00%                     45      5,366,304        1.60     7.787         563     119,251      46.29     58.25       94.48
50.01 - 60.00%                    113     16,202,548        4.82     7.812         558     143,385      55.60     54.63       96.10
60.01 - 70.00%                    325     47,528,396       14.14     7.843         573     146,241      66.63     51.21       91.93
70.01 - 80.00%                  1,082    152,306,255       45.30     7.652         600     140,764      78.52     49.63       93.30
80.01 - 85.00%                    222     32,293,985        9.61     7.599         608     145,468      84.60     58.92       93.05
85.01 - 90.00%                    375     55,118,709       16.39     7.747         622     146,983      89.68     62.67       95.40
90.01 - 95.00%                    140     18,779,361        5.59     7.605         633     134,138      94.57     92.29       99.55
95.01 - 100.00%                    30      3,604,385        1.07     8.056         638     120,146      99.84     81.52      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI              1,420   $198,997,868       59.19%    7.384%        623    $140,139      81.12%    60.54%      94.22%
OLTV > 60% no MI                  754    110,633,223       32.91     8.254         567     146,728      79.50     48.18       93.31
OLTV < 60%                        208     26,568,219        7.90     7.750         560     127,732      49.40     54.77       95.33
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                            1,433   $188,328,775       56.02%    7.673%        585    $131,423      79.12%   100.00%      95.30%
Stated                            921    142,790,525       42.47     7.723         618     155,039      76.72      0.00       92.36
Limited                            28      5,080,010        1.51     8.000         603     181,429      77.73      0.00       92.34
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                    1,487   $212,620,010       63.24%    7.717%        585    $142,986      75.73%    58.43%      94.85%
Purchase                          709     97,499,762       29.00     7.624         633     137,517      83.02     48.83       92.47
Rate/Term refi                    186     26,079,538        7.76     7.832         591     140,213      78.72     63.22       92.87
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                  2,210   $316,056,785       94.01%    7.680%        597    $143,012      78.17%    56.79%     100.00%
Non-Owner                         144     16,841,742        5.01     8.069         639     116,957      77.12     43.62        0.00
Second Home                        28      3,300,784        0.98     7.671         598     117,885      74.11     45.35        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                   1,822   $249,966,778       74.35%    7.680%        594    $137,194      77.68%    58.29%      95.96%
PUD                               197     33,497,403        9.96     7.570         610     170,038      81.43     55.37       94.98
2-4 Family                        161     28,678,703        8.53     7.888         614     178,129      75.75     44.09       77.98
Condo                             149     19,451,514        5.79     7.783         622     130,547      80.47     40.93       90.13
Manufactured Housing               53      4,604,913        1.37     8.122         614      86,885      79.73     75.49       97.07
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
California - Southern             218    $42,750,613       12.72%    7.448%        611    $196,104      76.92%    47.65%      95.20%
California - Northern             161     29,831,049        8.87     7.227         616     185,286      76.94     46.74       95.04
Florida                           234     26,777,134        7.96     7.889         600     114,432      80.35     50.87       92.54
New York                          122     24,179,398        7.19     7.654         588     198,192      71.13     50.37       96.06
Massachusetts                     130     23,529,547        7.00     7.549         591     180,997      72.12     51.01       93.94
New Jersey                        121     19,916,947        5.92     7.852         583     164,603      76.18     43.00       93.11
Illinois                          109     13,905,991        4.14     7.754         595     127,578      78.48     61.12       93.06
Michigan                          124     13,205,960        3.93     7.966         593     106,500      80.78     73.50       94.97
Texas                             102     11,771,545        3.50     8.125         598     115,407      80.70     61.05       95.46
Colorado                           72     11,481,725        3.42     7.372         608     159,468      81.19     56.00       91.61
Virginia                           76     11,005,003        3.27     7.505         596     144,803      81.96     66.85       94.07
All Other States                  913    107,844,398       32.08     7.865         598     118,121      80.10     63.49       93.43
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
22309                               4       $960,589        0.29%    8.067%        571    $240,147      83.27%    55.00%     100.00%
93033                               4        893,296        0.27     7.559         668     223,324      78.77     24.68      100.00
20110                               4        844,745        0.25     7.438         585     211,186      78.90    100.00      100.00
02703                               4        836,712        0.25     7.849         626     209,178      80.62     18.02      100.00
91950                               4        786,247        0.23     7.537         615     196,562      74.94     44.17      100.00
20744                               4        777,819        0.23     7.871         557     194,455      79.04    100.00      100.00
11755                               3        770,775        0.23     7.210         551     256,925      69.68     65.67      100.00
02860                               6        768,591        0.23     7.116         576     128,099      72.68    100.00      100.00
92337                               4        759,230        0.23     7.564         612     189,808      83.98     30.64      100.00
22193                               3        748,052        0.22     7.873         565     249,351      81.85     63.02      100.00
All Other Zips                  2,342    328,053,253       97.58     7.701         599     140,074      78.07     55.93       93.86
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
0 - 180 Months                      3       $331,295        0.10%    6.199%        574    $110,432      71.09%   100.00%     100.00%
181 - 240 Months                    1        218,849        0.07     7.999         596     218,849      80.00      0.00      100.00
241 - 360 Months                2,378    335,649,166       99.84     7.700         599     141,148      78.08     56.01       94.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
2/28 ARMS                       1,687   $240,609,288       71.57%    7.744%        591    $142,626      77.25%    58.15%      94.20%
3/27 ARMS                         648     90,408,775       26.89     7.597         620     139,520      80.52     49.42       93.43
15 Year ARM                        47      5,181,248        1.54     7.384         605     110,239      74.09     72.05       95.20
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Periodic Cap                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1.00%                           1,818   $250,936,393       74.64%    7.727%        590    $138,029      77.45%    60.91%      93.79%
1.50%                             562     84,928,105       25.26     7.620         629     151,118      79.92     41.40       94.62
2.00%                               1         51,951        0.02     9.750         527      51,951      80.00    100.00      100.00
5.00%                               1        282,861        0.08     6.000         525     282,861      80.00    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Months To Rate Reset           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
13-24                           1,688   $240,876,846       71.65%    7.744%        591    $142,700      77.24%    58.08%      94.21%
25-36                             648     90,408,775       26.89     7.597         620     139,520      80.52     49.42       93.43
169-180                            46      4,913,690        1.46     7.406         607     106,819      74.13     75.97       94.94
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Life Maximum Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Life Maximum Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
12.99% & Below                    417    $65,382,280       19.45%    6.476%        615    $156,792      76.90%    70.72%      97.89%
13.00-13.49%                      280     41,958,132       12.48     7.147         609     149,850      77.87     61.09       92.68
13.50-13.99%                      536     80,464,623       23.93     7.484         607     150,121      78.58     47.93       93.85
14.00-14.49%                      352     47,292,282       14.07     7.979         594     134,353      78.67     53.20       94.44
14.50-14.99%                      430     54,902,037       16.33     8.280         594     127,679      79.36     45.43       90.85
15.00-15.49%                      138     16,340,549        4.86     8.866         572     118,410      77.94     57.89       94.50
15.50-15.99%                      143     19,045,015        5.66     9.157         568     133,182      77.81     56.54       90.95
16.00-16.99%                       72      8,709,614        2.59    10.163         553     120,967      74.54     71.54       97.85
17.00% & Above                     14      2,104,779        0.63    11.050         543     150,341      70.93     63.38       86.80
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                             Distribution by Margin

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Margin                         Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
5.99% & Below                   1,599   $231,542,406       68.87%    7.329%        607    $144,805      77.75%    56.16%      93.96%
6.00- 6.49%                       333     45,473,094       13.53     8.092         591     136,556      79.27     50.61       92.76
6.50- 6.99%                       200     24,568,494        7.31     8.307         594     122,842      79.99     49.75       97.25
7.00% & Above                     250     34,615,316       10.30     9.226         567     138,461      77.33     66.58       93.64
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                           2,382   $336,199,310      100.00%    7.699%        599    $141,142      78.08%    56.02%      94.01%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                     The Group II Fixed Rate Mortgage Loans


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Scheduled Principal Balance:                                        $83,816,346
Number of Mortgage Loans:                                                   551
Average Scheduled Principal Balance:                                   $152,117
Weighted Average Gross Coupon:                                            6.844%
Weighted Average Net Coupon:                                              5.811%
Weighted Average Original FICO Score:                                       652
Weighted Average Original LTV Ratio:                                      74.43%
Weighted Average Stated Remaining Term (months):                            342
Weighted Average Seasoning (months):                                          2

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                        4       $199,261        0.24%    7.723%        612     $49,815      49.30%    74.94%     100.00%
$50,001 - $75,000                  64      4,046,312        4.83     7.000         662      63,224      71.06     69.77       76.82
$75,001 - $100,000                 77      6,727,661        8.03     6.949         659      87,372      73.34     76.37       80.95
$100,001 - $125,000                86      9,754,131       11.64     6.980         655     113,420      73.81     57.78       86.97
$125,001 - $150,000                84     11,526,222       13.75     7.007         651     137,217      76.38     64.16       90.47
$150,001 - $200,000               110     19,137,125       22.83     6.809         638     173,974      72.02     62.87       95.67
$200,001 - $250,000                69     15,403,068       18.38     6.686         650     223,233      75.37     59.16       89.87
$250,001 - $300,000                35      9,628,361       11.49     6.754         652     275,096      74.14     51.64       91.26
$300,001 - $350,000                16      5,157,404        6.15     6.634         677     322,338      78.85     68.99       86.99
$350,001 & Above                    6      2,236,800        2.67     7.006         679     372,800      83.94     16.87      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     352    $56,081,471       66.91%    6.470%        659    $159,322      72.63%    64.49%      93.70%
7.00- 7.49%                        61      8,439,039       10.07     7.328         643     138,345      74.86     54.75       85.66
7.50- 7.99%                       138     19,295,836       23.02     7.721         636     139,825      79.47     53.93       80.58
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                        47     $6,399,594        7.64%    6.729%        764    $136,162      80.32%    46.78%      75.81%
720-739                            28      3,964,762        4.73     6.399         729     141,599      80.43     58.03       86.28
700-719                            46      7,262,421        8.66     6.789         707     157,879      84.28     56.78       79.71
680-699                            43      6,947,405        8.29     6.607         689     161,568      76.30     41.51       84.61
660-679                            83     12,941,395       15.44     6.787         670     155,920      76.93     54.93       91.79
640-659                            74     12,100,751       14.44     6.800         649     163,524      75.03     60.22       87.57
620-639                            69     10,519,229       12.55     6.851         629     152,453      70.06     68.85       97.80
600-619                            61      8,642,612       10.31     7.040         609     141,682      72.90     71.52       95.21
580-599                            39      5,956,254        7.11     7.003         589     152,724      68.96     63.44       93.18
560-579                            27      3,825,117        4.56     7.179         570     141,671      66.92     82.29      100.00
540-559                            14      2,344,744        2.80     7.174         550     167,482      56.36     66.87       89.91
520-539                            12      1,806,087        2.15     7.188         533     150,507      66.51     81.53      100.00
500-519                             8      1,105,974        1.32     7.249         509     138,247      66.78    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                     15     $1,582,073        1.89%    7.004%        592    $105,472      31.15%    40.29%     100.00%
40.01 - 50.00%                     23      3,272,272        3.90     6.650         638     142,273      45.63     46.84       88.70
50.01 - 60.00%                     60      8,477,189       10.11     6.661         634     141,286      56.05     65.15       99.29
60.01 - 70.00%                    107     16,904,177       20.17     6.712         632     157,983      65.83     58.46       87.73
70.01 - 80.00%                    190     29,779,400       35.53     6.803         648     156,734      77.74     62.55       89.33
80.01 - 85.00%                     47      6,414,997        7.65     7.095         662     136,489      84.21     66.84       72.23
85.01 - 90.00%                     65     10,641,018       12.70     7.063         687     163,708      89.58     55.79       91.73
90.01 - 95.00%                     35      5,724,358        6.83     7.022         699     163,553      94.62     71.11       97.42
95.01 - 100.00%                     9      1,020,863        1.22     7.297         693     113,429      99.81     68.21      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI                408    $63,038,112       75.21%    6.807%        662    $154,505      78.96%    65.57%      89.04%
OLTV < 60%                         98     13,331,533       15.91     6.699         630     136,036      50.54     57.71       96.78
OLTV > 60% no MI                   45      7,446,701        8.88     7.425         605     165,482      78.89     29.09       84.50
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                              351    $51,193,139       61.08%    6.767%        643    $145,849      75.12%   100.00%      89.20%
Stated                            192     31,020,651       37.01     6.957         667     161,566      73.79      0.00       91.13
Limited                             8      1,602,556        1.91     7.127         636     200,319      64.76      0.00       86.98
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                      385    $59,683,812       71.21%    6.810%        645    $155,023      72.61%    64.51%      91.40%
Purchase                           91     12,566,899       14.99     7.062         692     138,098      83.86     43.99       76.99
Rate/Term refi                     75     11,565,634       13.80     6.784         644     154,208      73.57     61.95       95.98
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                    485    $75,326,027       89.87%    6.815%        648    $155,311      74.20%    60.62%     100.00%
Non-Owner                          52      6,637,256        7.92     7.163         697     127,640      77.61     63.94        0.00
Second Home                        14      1,853,063        2.21     6.906         644     132,362      72.56     69.41        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                     430    $63,605,067       75.89%    6.836%        645    $147,919      73.87%    63.53%      93.24%
2-4 Family                         64     12,542,633       14.96     6.876         676     195,979      75.45     51.35       71.50
PUD                                29      4,341,351        5.18     6.887         662     149,702      78.63     50.74       96.60
Condo                              25      2,917,521        3.48     6.754         671     116,701      75.83     59.45       83.85
Manufactured Housing                3        409,774        0.49     7.410         632     136,591      76.40    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
New York                           90    $16,791,967       20.03%    6.835%        639    $186,577      68.98%    52.68%      94.77%
California - Southern              67     12,369,602       14.76     6.741         659     184,621      75.04     61.94       88.86
Massachusetts                      62     11,833,089       14.12     6.563         635     190,856      68.33     59.53       94.60
Florida                            45      4,877,848        5.82     7.038         662     108,397      79.30     65.03       85.72
California - Northern              30      4,849,039        5.79     6.648         661     161,635      74.31     75.96       84.91
Rhode Island                       25      3,528,108        4.21     6.759         629     141,124      66.17     48.02       85.55
Pennsylvania                       20      3,177,337        3.79     6.739         678     158,867      84.27     74.22      100.00
Texas                              23      2,775,895        3.31     7.102         659     120,691      76.91     66.95       97.84
Colorado                           14      2,288,518        2.73     6.992         649     163,466      81.54     47.92       88.32
Connecticut                        15      1,899,020        2.27     7.332         616     126,601      68.46     75.05       85.60
Maine                              15      1,877,984        2.24     6.957         648     125,199      74.22     66.91       84.49
All Other States                  145     17,547,938       20.94     7.027         668     121,020      81.24     63.24       84.24
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
11706                               6       $989,054        1.18%    6.820%        634    $164,842      65.85%    40.55%     100.00%
02126                               3        745,598        0.89     6.338         663     248,533      80.91    100.00      100.00
92627                               2        671,209        0.80     6.202         681     335,604      65.40    100.00        0.00
01902                               2        620,224        0.74     6.980         704     310,112      85.36     43.49      100.00
11215                               2        614,863        0.73     6.410         653     307,432      66.08     36.20      100.00
02148                               2        559,156        0.67     6.359         652     279,578      76.34    100.00      100.00
12590                               2        557,457        0.67     6.345         646     278,728      78.95     47.54      100.00
93033                               3        555,500        0.66     6.965         663     185,167      71.76     17.96       62.44
11783                               2        499,071        0.60     6.508         671     249,536      78.20    100.00      100.00
95624                               2        485,291        0.58     7.600         614     242,645      87.40     49.38      100.00
All Other Zips                    525     77,518,924       92.49     6.861         651     147,655      74.40     60.91       90.18
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
0 - 180 Months                     39     $5,088,760        6.07%    6.968%        651    $130,481      70.73%    73.63%      98.64%
181 - 240 Months                   24      3,403,312        4.06     6.642         658     141,805      71.37     65.46      100.00
241 - 360 Months                  488     75,324,273       89.87     6.845         651     154,353      74.82     60.03       88.82
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Fixed Rate                        545    $83,013,647       99.04%    6.835%        651    $152,319      74.26%    61.09%      89.77%
Fixed Balloon                       6        802,699        0.96     7.802         697     133,783      92.04     60.30      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             551    $83,816,346      100.00%    6.844%        652    $152,117      74.43%    61.08%      89.87%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  The Group III Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $83,092,946
Number of Mortgage Loans:                                                   215
Average Scheduled Principal Balance:                                   $386,479
Weighted Average Gross Coupon:                                            7.217%
Weighted Average Net Coupon:                                              6.184%
Weighted Average Original FICO Score:                                       613
Weighted Average Original LTV Ratio:                                      79.35%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll:                                             27
Weighted Average Gross Margin:                                             5.10%
Weighted Average Initial Rate Cap:                                         2.61%
Weighted Average Periodic Rate Cap:                                        1.14%
Weighted Average Gross Maximum Lifetime Rate:                             13.49%

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$50,001 - $75,000                   3       $190,913        0.23%    8.567%        620     $63,638      83.27%    68.00%      66.35%
$75,001 - $100,000                  3        271,391        0.33     6.843         602      90,464      77.69    100.00       67.08
$100,001 - $125,000                 6        706,383        0.85     7.334         596     117,730      79.32     65.87       82.81
$125,001 - $150,000                 5        707,502        0.85     7.551         596     141,500      84.98     81.19      100.00
$150,001 - $200,000                 1        154,524        0.19     8.500         563     154,524     100.00    100.00      100.00
$200,001 - $250,000                 2        470,581        0.57     6.990         650     235,290      85.00      0.00      100.00
$250,001 - $300,000                 2        545,301        0.66     7.048         597     272,650      82.23    100.00      100.00
$300,001 - $350,000                48     16,051,942       19.32     7.229         617     334,415      83.29     50.22      100.00
$350,001 & Above                  145     63,994,411       77.02     7.206         613     441,341      78.18     53.33       94.44
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     102    $40,155,772       48.33%    6.512%        629    $393,684      78.98%    57.66%      96.18%
7.00- 7.49%                        31     12,273,756       14.77     7.305         614     395,928      77.08     64.12       92.97
7.50- 7.99%                        41     16,479,505       19.83     7.700         605     401,939      77.94     46.06       92.05
8.00- 8.49%                        24      8,674,305       10.44     8.248         591     361,429      85.34     42.94       98.60
8.50- 8.99%                        10      3,493,481        4.20     8.767         559     349,348      80.82     35.04      100.00
9.00- 9.49%                         3      1,053,153        1.27     9.239         574     351,051      84.66     31.04      100.00
9.50- 9.99%                         2        764,272        0.92     9.677         533     382,136      84.92     49.18      100.00
10.00 & Above                       2        198,703        0.24    11.790         555      99,352      73.25     33.01      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                         7     $2,923,362        3.52%    6.735%        767    $417,623      78.93%    46.55%      67.11%
720-739                             6      2,427,773        2.92     6.872         731     404,629      80.75     18.92       81.08
700-719                             2        799,199        0.96     6.062         706     399,599      80.00     53.34      100.00
680-699                             8      2,779,590        3.35     6.756         688     347,449      83.92     29.92       84.05
660-679                            16      5,983,286        7.20     6.999         669     373,955      84.26     37.77       94.04
640-659                            24      8,984,088       10.81     6.856         648     374,337      80.33     58.14      100.00
620-639                            35     13,293,621       16.00     7.083         630     379,818      83.25     32.47       99.09
600-619                            32     12,238,463       14.73     7.180         609     382,452      83.23     70.23       96.57
580-599                            26     10,502,273       12.64     7.275         589     403,934      77.62     64.95      100.00
560-579                            16      6,579,700        7.92     7.356         571     411,231      72.12     54.21       86.10
540-559                            20      7,975,920        9.60     7.701         549     398,796      77.02     71.72       98.07
520-539                            11      4,140,885        4.98     7.294         532     376,444      68.69     79.01      100.00
500-519                            12      4,464,787        5.37     8.454         513     372,066      73.83     33.13      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                      1       $408,237        0.49%    6.350%        579    $408,237      37.18%     0.00%     100.00%
40.01 - 50.00%                      4      2,161,355        2.60     6.897         587     540,339      46.97     83.14      100.00
50.01 - 60.00%                      4      1,453,960        1.75     7.018         595     363,490      55.26      0.00      100.00
60.01 - 70.00%                     25     11,040,197       13.29     7.143         588     441,608      67.09     61.55       91.53
70.01 - 80.00%                     99     38,237,023       46.02     7.160         612     386,233      78.30     41.36       95.79
80.01 - 85.00%                     25      8,971,887       10.80     7.513         625     358,875      84.40     41.00       90.37
85.01 - 90.00%                     37     14,019,508       16.87     7.243         629     378,906      89.61     67.38       97.00
90.01 - 95.00%                     16      6,026,278        7.25     7.408         627     376,642      94.67    100.00      100.00
95.01 - 100.00%                     4        774,501        0.93     7.383         623     193,625     100.00    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% no MI                  101    $41,102,951       49.47%    7.494%        598    $406,960      81.15%    50.17%      95.20%
OLTV > 60% with MI                105     37,966,444       45.69     6.951         633     361,585      80.62     57.72       95.11
OLTV < 60%                          9      4,023,552        4.84     6.885         589     447,061      48.97     44.66      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                              113    $44,331,796       53.35%    7.062%        603    $392,317      80.84%   100.00%      94.56%
Stated                             95     36,130,327       43.48     7.412         625     380,319      78.01      0.00       97.06
Limited                             7      2,630,823        3.17     7.158         623     375,832      72.65      0.00       86.45
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                      124    $49,128,653       59.12%    7.243%        599    $396,199      76.73%    54.43%      95.38%
Purchase                           70     26,888,137       32.36     7.153         645     384,116      83.42     46.98       94.53
Rate/Term refi                     21      7,076,157        8.52     7.275         589     336,960      82.05     70.07       98.74
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                    204    $79,262,840       95.39%    7.224%        611    $388,543      79.40%    52.89%     100.00%
Non-Owner                           7      2,044,656        2.46     7.385         681     292,094      82.80     72.38        0.00
Second Home                         4      1,785,450        2.15     6.721         640     446,363      73.01     52.15        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                     161    $61,575,731       74.10%    7.161%        608    $382,458      78.95%    53.05%      95.83%
PUD                                37     14,911,104       17.95     7.346         623     403,003      81.79     61.02       97.00
Condo                              11      4,189,740        5.04     7.591         627     380,885      75.90     39.86       91.49
2-4 Family                          6      2,416,370        2.91     7.184         654     402,728      80.54     37.18       80.99
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
California - Northern              45    $17,446,406       21.00%    7.062%        634    $387,698      81.53%    41.34%      94.74%
California - Southern              42     15,779,222       18.99     7.044         608     375,696      80.17     61.24       99.43
New York                           27     11,431,789       13.76     7.092         595     423,400      74.45     56.98       86.54
New Jersey                         14      5,864,031        7.06     7.159         629     418,859      77.13     66.14       93.92
Virginia                           13      5,810,068        6.99     7.386         602     446,928      79.10     46.66      100.00
Massachusetts                      10      4,067,832        4.90     7.247         596     406,783      74.41     32.61      100.00
Florida                            11      2,954,368        3.56     7.290         613     268,579      81.38     54.34      100.00
Illinois                            8      2,896,857        3.49     7.246         597     362,107      80.32     74.49      100.00
Colorado                            5      1,987,981        2.39     7.881         595     397,596      82.58     62.95      100.00
Georgia                             4      1,841,819        2.22     7.596         664     460,455      88.01     52.66      100.00
Washington                          4      1,708,268        2.06     7.198         679     427,067      83.62     76.63       73.83
All Other States                   32     11,304,307       13.60     7.554         600     353,260      79.44     50.72       95.75
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
91011                               2     $1,047,986        1.26%    7.006%        535    $523,993      52.35%    61.91%     100.00%
92008                               2        998,534        1.20     6.784         606     499,267      84.31     46.54      100.00
30024                               2        969,468        1.17     7.129         665     484,734      83.89     48.54      100.00
55422                               1        948,571        1.14     7.450         585     948,571      65.52    100.00      100.00
10583                               1        948,391        1.14     6.850         550     948,391      67.14    100.00      100.00
20165                               2        812,627        0.98     6.540         633     406,314      86.68     44.98      100.00
11040                               2        812,409        0.98     7.586         631     406,205      79.92      0.00       45.43
76262                               1        803,232        0.97     7.600         576     803,232      70.00    100.00      100.00
94587                               2        766,039        0.92     7.486         569     383,019      80.85      0.00      100.00
94112                               2        763,155        0.92     7.764         627     381,577      77.30     53.98      100.00
All Other Zips                    198     74,222,534       89.32     7.219         615     374,861      79.96     52.91       95.44
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
241 - 360 Months                  215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
2/28 ARMS                         145    $59,320,981       71.39%    7.220%        604    $409,110      78.67%    56.23%      94.56%
3/27 ARMS                          66     22,172,357       26.68     7.198         635     335,945      80.97     44.55       97.29
15 Year Arm                         3      1,265,619        1.52     7.056         660     421,873      78.45     60.55      100.00
6 Month Adjustable                  1        333,989        0.40     8.450         589     333,989      95.00    100.00      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Periodic Cap                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1.0%                              145    $60,161,516       72.40%    7.155%        603    $414,907      78.26%    58.41%      95.33%
1.5%                               70     22,931,431       27.60     7.378         639     327,592      82.20     40.09       95.55
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Months To Rate Reset           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
1-12                                1       $333,989        0.40%    8.450%        589    $333,989      95.00%   100.00%     100.00%
13-24                             145     59,320,981       71.39     7.220         604     409,110      78.67     56.23       94.56
25-36                              66     22,172,357       26.68     7.198         635     335,945      80.97     44.55       97.29
169-180                             3      1,265,619        1.52     7.056         660     421,873      78.45     60.55      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Life Maximum Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Life Maximum Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
12.99% & Below                     73    $30,440,664       36.63%    6.415%        622    $416,995      78.16%    65.09%      95.17%
13.00-13.49%                       22      9,604,613       11.56     7.233         599     436,573      74.36     74.77       91.95
13.50-13.99%                       50     18,999,453       22.87     7.297         620     379,989      79.00     40.87       95.12
14.00-14.49%                       31     10,902,313       13.12     7.973         613     351,688      85.59     36.99       98.07
14.50-14.99%                       24      8,787,621       10.58     7.955         606     366,151      78.77     33.36       94.91
15.00-15.49%                        6      1,713,505        2.06     8.698         568     285,584      86.51     74.51      100.00
15.50-15.99%                        6      2,095,425        2.52     9.048         565     349,237      87.14     60.46      100.00
16.00-16.99%                        1        350,650        0.42     9.250         633     350,650      80.00      0.00      100.00
17.00% & Above                      2        198,703        0.24    11.790         555      99,352      73.25     33.01      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                             Distribution by Margin

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Margin                         Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
5.99% & Below                     168    $67,810,978       81.61%    7.008%        618    $403,637      78.91%    55.00%      95.14%
6.00- 6.49%                        23      7,613,344        9.16     7.663         622     331,015      80.37     39.91       94.13
6.50- 6.99%                        15      4,978,122        5.99     8.429         556     331,875      81.01     52.31       98.21
7.00% & Above                       9      2,690,502        3.24     8.985         587     298,945      84.49     51.74      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             215    $83,092,946      100.00%    7.217%        613    $386,479      79.35%    53.35%      95.39%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group III Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                       $109,482,456
Number of Mortgage Loans:                                                   768
Average Scheduled Principal Balance:                                   $142,555
Weighted Average Gross Coupon:                                            7.750%
Weighted Average Net Coupon:                                              6.717%
Weighted Average Original FICO Score:                                       625
Weighted Average Original LTV Ratio:                                      77.23%
Weighted Average Stated Remaining Term (months):                            334
Weighted Average Seasoning (months):                                          2

                    Distribution by Current Principal Balance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
$0 - $50,000                       33     $1,462,488        1.34%    8.634%        595     $44,318      55.19%    70.00%      79.59%
$50,001 - $75,000                 171     10,678,865        9.75     8.624         610      62,450      71.04     76.53       83.30
$75,001 - $100,000                139     12,067,190       11.02     8.153         620      86,814      77.49     78.89       81.02
$100,001 - $125,000               114     12,835,055       11.72     7.941         619     112,588      82.96     69.60       90.22
$125,001 - $150,000                77     10,467,475        9.56     7.863         617     135,941      79.02     67.31       85.34
$150,001 - $200,000                86     14,938,514       13.64     7.799         612     173,704      76.36     59.93       88.71
$200,001 - $250,000                55     12,346,114       11.28     7.757         623     224,475      78.45     63.54       80.22
$250,001 - $300,000                20      5,391,470        4.92     7.588         638     269,573      81.52     24.61       94.44
$300,001 - $350,000                22      7,142,798        6.52     7.406         642     324,673      79.68     31.62      100.00
$350,001 & Above                   51     22,152,488       20.23     6.999         644     434,363      75.41     52.48       96.56
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Current Rate

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Current Rate                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
6.99% & Below                     115    $27,586,753       25.20%    6.565%        657    $239,885      75.75%    63.42%      96.91%
7.00- 7.49%                       124     19,843,652       18.12     7.226         648     160,029      77.94     53.43       89.91
7.50- 7.99%                       157     22,679,378       20.72     7.732         627     144,455      80.49     57.85       84.98
8.00- 8.49%                       130     14,505,188       13.25     8.246         610     111,578      79.31     68.75       85.10
8.50- 8.99%                       127     13,550,768       12.38     8.756         579     106,699      78.28     65.20       83.87
9.00- 9.49%                        41      4,369,635        3.99     9.238         567     106,576      69.34     46.43       73.81
9.50- 9.99%                        50      4,722,492        4.31     9.784         586      94,450      74.87     66.28       91.56
10.00 & Above                      24      2,224,591        2.03    10.696         566      92,691      56.35     68.16       90.86
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
FICO                           Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
740 & Above                        32     $4,517,974        4.13%    7.040%        762    $141,187      81.44%    44.83%      60.72%
720-739                            25      3,659,571        3.34     7.218         729     146,383      82.79     28.66       71.35
700-719                            35      6,217,737        5.68     7.179         709     177,650      85.03     37.49       86.15
680-699                            38      6,602,826        6.03     7.074         688     173,759      82.01     48.00       79.55
660-679                            46      8,788,893        8.03     7.474         667     191,063      81.28     32.78       85.45
640-659                            83     11,897,907       10.87     7.433         650     143,348      79.16     52.70       89.20
620-639                           112     17,211,520       15.72     7.444         630     153,674      77.25     68.04       93.80
600-619                           101     15,406,032       14.07     7.861         610     152,535      78.38     73.07       92.62
580-599                            68      8,345,718        7.62     8.206         588     122,731      74.78     76.39       88.52
560-579                            77      9,269,967        8.47     8.082         570     120,389      70.76     74.32       90.92
540-559                            56      6,419,694        5.86     8.581         549     114,637      72.18     77.97       99.05
520-539                            57      6,131,144        5.60     8.454         529     107,564      71.73     85.35       95.22
500-519                            38      5,013,473        4.58     9.020         509     131,934      67.25     49.99       92.08
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                           Distribution by Lien Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Lien Status                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
First                             750   $108,300,156       98.92%    7.720%        625    $144,400      77.82%    60.96%      88.72%
Second                             18      1,182,300        1.08    10.444         633      65,683      22.46     57.64       88.28
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Original LTV

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Original LTV                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
40.00% & Below                     40     $2,491,952        2.28%    8.911%        608     $62,299      25.50%    55.16%      89.51%
40.01 - 50.00%                     29      3,732,627        3.41     8.088         588     128,711      45.95     54.76       84.12
50.01 - 60.00%                     42      4,393,162        4.01     7.911         581     104,599      56.22     54.78       95.12
60.01 - 70.00%                     84     17,359,234       15.86     7.409         606     206,658      65.47     52.06       93.19
70.01 - 80.00%                    284     40,817,127       37.28     7.736         619     143,722      78.01     59.94       86.71
80.01 - 85.00%                     87     12,391,150       11.32     7.713         626     142,427      84.45     66.55       87.77
85.01 - 90.00%                    114     17,539,244       16.02     7.820         654     153,853      89.69     58.71       82.39
90.01 - 95.00%                     63      7,916,773        7.23     7.764         669     125,663      94.60     78.99       99.07
95.01 - 100.00%                    25      2,841,186        2.60     8.011         636     113,647      99.78     90.60      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                       Distribution by Mortgage Insurance

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Mortgage Insurance             Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
OLTV > 60% with MI                480    $72,267,662       66.01%    7.518%        642    $150,558      80.64%    65.10%      88.34%
OLTV > 60% no MI                  177     26,597,052       24.29     8.198         592     150,266      80.66     52.00       89.24
OLTV < 60%                        111     10,617,742        9.70     8.208         590      95,655      45.40     54.86       89.94
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Documentation                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Full                              519    $66,702,839       60.93%    7.763%        613    $128,522      78.46%   100.00%      90.59%
Stated                            240     41,171,109       37.61     7.743         643     171,546      74.97      0.00       85.36
Limited                             9      1,608,508        1.47     7.388         668     178,723      83.98      0.00       96.77
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Loan Purpose

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Loan Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Cashout refi                      541    $79,681,073       72.78%    7.687%        619    $147,285      74.93%    61.15%      91.11%
Purchase                          139     18,812,988       17.18     7.953         655     135,345      83.91     52.41       77.45
Rate/Term refi                     88     10,988,395       10.04     7.857         616     124,868      82.45     73.87       90.64
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                        Distribution by Occupancy Status

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Occupancy Status               Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Owner Occupied                    660    $97,129,450       88.72%    7.706%        620    $147,166      77.13%    62.21%     100.00%
Non-Owner                          92      9,864,240        9.01     8.120         666     107,220      79.61     57.45        0.00
Second Home                        16      2,488,766        2.27     8.003         640     155,548      71.35     24.43        0.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Property Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Property Type                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Single Family                     569    $79,528,355       72.64%    7.722%        618    $139,769      77.25%    62.17%      93.27%
2-4 Family                         88     14,446,063       13.19     7.798         645     164,160      76.01     54.84       65.00
PUD                                54      9,513,967        8.69     7.781         620     176,185      76.39     61.01       89.21
Condo                              31      3,848,662        3.52     7.781         681     124,150      83.52     51.38       76.14
Manufactured Housing               26      2,145,408        1.96     8.253         640      82,516      76.85     72.60      100.00
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
State                          Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
New York                           75    $15,726,001       14.36%    7.383%        630    $209,680      69.07%    45.53%      92.45%
California - Southern              66     13,860,865       12.66     7.391         634     210,013      76.68     61.93       95.10
Florida                            82      9,935,153        9.07     8.241         601     121,160      78.42     59.39       86.01
California - Northern              42      8,189,806        7.48     7.328         630     194,995      77.30     57.87       93.08
Massachusetts                      35      7,361,404        6.72     7.568         632     210,326      73.47     53.87       85.11
Texas                              63      6,822,966        6.23     8.217         625     108,301      78.34     68.45       85.23
Pennsylvania                       32      4,282,736        3.91     7.493         622     133,835      79.98     67.46       92.63
New Jersey                         22      4,049,022        3.70     8.451         591     184,046      73.26     57.96       89.79
Arizona                            19      2,585,651        2.36     7.463         629     136,087      80.61     49.94      100.00
Tennessee                          27      2,554,125        2.33     8.081         601      94,597      85.02     59.67       95.42
Virginia                           17      2,335,774        2.13     7.553         651     137,398      81.88     83.90       87.35
All Other States                  288     31,778,955       29.03     7.941         627     110,344      80.63     68.19       83.37
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                            Distribution by Zip Code

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Zip Code                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
94563                               2       $973,313        0.89%    6.790%        622    $486,656      65.00%     0.00%     100.00%
2459                                2        853,628        0.78     7.125         627     426,814      58.40     53.21      100.00
11968                               2        813,463        0.74     6.296         678     406,732      67.65     46.01      100.00
33410                               1        748,861        0.68     7.400         606     748,861      61.76    100.00      100.00
10465                               2        697,095        0.64     6.990         733     348,547      80.00      0.00      100.00
11368                               2        682,930        0.62     7.258         617     341,465      84.74     47.36      100.00
46410                               3        659,017        0.60     7.500         659     219,672      80.00    100.00        0.00
92116                               1        593,248        0.54     6.100         628     593,248      68.00    100.00      100.00
91001                               1        578,959        0.53     6.550         690     578,959      80.00      0.00      100.00
11746                               2        564,432        0.52     6.305         627     282,216      61.16      0.00      100.00
All Other Zips                    750    102,317,511       93.46     7.813         623     136,423      77.73     62.11       88.57
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Remaining Months To Maturity   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
0 - 180 Months                    116    $11,662,126       10.65%    8.027%        604    $100,536      76.67%    73.72%      90.37%
181 - 240 Months                   36      3,505,345        3.20     8.508         620      97,371      69.21     74.00      100.00
241 - 360 Months                  616     94,314,985       86.15     7.687         628     153,109      77.59     58.86       88.09
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========

                          Distribution by Product Type

                                                        Pct. Of                                      Weighted     Pct.
                               Number                   Pool By               Weighted     Avg.        Avg.       Full       Pct.
                                 Of      Principal     Principal    Gross       Avg.     Principal    Orig.       Loan      Owner
Product Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV        Doc      Occupied
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
Fixed Rate                        728   $104,995,569       95.90%    7.730%        626    $144,225      76.88%    60.19%      88.30%
Fixed Balloon                      40      4,486,887        4.10     8.208         588     112,172      85.38     78.20       98.49
----------------------------   ------   ------------   ---------    ------    --------   ---------   --------    ------    --------
TOTAL                             768   $109,482,456      100.00%    7.750%        625    $142,555      77.23%    60.93%      88.72%
============================   ======   ============   =========    ======    ========   =========   ========    ======    ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, Loan Group III Cap and WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at [20.00]%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution     Group I Loan      Group II Loan      Group III Loan       WAC
    Date           Cap (%)            Cap (%)            Cap (%)         Cap (%)
------------    --------------     --------------     --------------     -------
   Sep-03               6.5058             6.4647             6.5088      6.4833
   Oct-03               6.0973             6.0579             6.1032      6.0765
   Nov-03               6.7262             6.6816             6.7358      6.7035
   Dec-03               6.2905             6.2480             6.3023      6.2697
   Jan-04               6.2890             6.2457             6.3049      6.2688
   Feb-04               6.4972             6.4517             6.5159      6.4766
   Mar-04               6.7198             6.6721             6.7415      6.6988
   Apr-04               6.0888             6.0449             6.1101      6.0699
   May-04               6.7176             6.6686             6.7428      6.6969
   Jun-04               6.2834             6.2371             6.3083      6.2642
   Jul-04               6.2009             6.1586             6.2362      6.1867
   Aug-04               6.4071             6.3630             6.4444      6.3925
   Sep-04               5.8243             5.7841             5.8587      5.8111
   Oct-04               6.8639             6.8163             6.9051      6.8484
   Nov-04               6.0056             5.9638             6.0422      5.9921
   Dec-04               6.1989             6.1556             6.2373      6.1851
   Jan-05               6.6261             6.5795             6.6694      6.6118
   Feb-05               6.1982             6.1545             6.2393      6.1849
   Mar-05               6.8619             6.8133             6.9080      6.8473
   Apr-05               6.1975             6.1534             6.2397      6.1843
   May-05               6.4037             6.3579             6.4640      6.3945
   Jun-05               5.8376             5.8217             5.8765      5.8393
   Jul-05               8.5087             8.5358             7.7893      8.3284
   Aug-05               7.6837             7.7084             7.0343      7.5209
   Sep-05               7.4421             7.4661             6.8132      7.2844
   Oct-05               8.2104             8.2370             7.5168      8.0363
   Nov-05               7.6791             7.7041             7.0460      7.5205
   Dec-05               7.4545             7.5054             6.8246      7.3110
   Jan-06               8.7458             8.8237             7.8095      8.5336
   Feb-06               7.6840             7.7527             6.8614      7.4974
   Mar-06               8.8272             8.9199             7.8794      8.6196
   Apr-06               8.5208             8.6105             7.6060      8.3204
   May-06               8.2349             8.3218             7.3665      8.0454
   Jun-06               7.9090             8.0608             7.0260      7.7513
   Jul-06               9.4126             9.5900             8.0753      9.1443
   Aug-06               8.8028             8.9690             7.5519      8.5516
   Sep-06               8.8002             8.9666             7.5494      8.5490
   Oct-06               9.0909             9.2631             7.7986      8.8312
   Nov-06               8.2620             8.4188             7.1016      8.0297
   Dec-06               9.6078             9.8638             8.2109      9.3651
   Jan-07               9.8384            10.1003             8.2089      9.5345
   Feb-07               9.2205             9.4663             7.6929      8.9354
   Mar-07              10.5343            10.8155             8.7886     10.2083
   Apr-07               9.8288            10.0916             8.1995      9.5244
   May-07               9.8256            10.0886             8.2067      9.5238
   Jun-07               9.6942            10.0121             8.0615      9.4186
   Jul-07              10.0712            10.3929             8.3417      9.7705
   Aug-07               9.1525             9.4453             7.5803      8.8790
   Sep-07              10.2797            10.6197             8.5034      9.9753
   Oct-07               9.9336            10.2626             8.2166      9.6392
   Nov-07               9.3095             9.6182             7.6999      9.0333
   Dec-07              10.1089            10.4850             8.3352      9.8239
   Jan-08              10.1588            10.5313             8.3464      9.8607
   Feb-08               9.8276            10.1884             8.0738      9.5389
   Mar-08              10.5017            10.8876             8.6270     10.1928
   Apr-08               9.8207            10.1820             8.0670      9.5315
   May-08               9.5105             9.8607             7.8117      9.2301
   Jun-08              10.6157            11.0345             8.7017     10.3127
   Jul-08              10.2583            10.6633             8.4080      9.9651
   Aug-08               9.9239            10.3161             8.1334      9.6399
   Sep-08               9.9204            10.3129             8.1299      9.6361
   Oct-08               9.6070             9.9875             7.8726      9.3314
   Nov-08              10.5971            11.0172             8.6833     10.2927
   Dec-08               9.9100            10.3032             8.1197      9.6250
   Jan-09               9.9065            10.3000             8.1163      9.6212
   Feb-09              10.2331            10.6400             8.3833      9.9381
   Mar-09              10.9602            11.3965             8.9784     10.6439
   Apr-09               9.2964             9.6667             7.6149      9.0277
   May-09              10.5749            10.9966             8.6616     10.2690
   Jun-09              10.2189            10.6268             8.3694      9.9229
   Jul-09               9.5769             9.9595             7.8431      9.2991
   Aug-09              10.5639            10.9864             8.6509     10.2572
   Sep-09               9.8790            10.2744             8.0894      9.5917
   Oct-09               9.8755            10.2712             8.0861      9.5881
   Nov-09              10.2012            10.6103             8.3522      9.9039
   Dec-09               9.2706             9.6428             7.5898      9.0001
   Jan-10              10.9223            11.3612             8.9415     10.6033
   Feb-10               9.8619            10.2586             8.0729      9.5735
   Mar-10              10.9148            11.3542             8.9343     10.5952
   Apr-10               9.5472             9.9319             7.8143      9.2673
   May-10              10.5312            10.9560             8.6192     10.2222
   Jun-10               9.8484            10.2460             8.0599      9.5591
   Jul-10               9.8451            10.2429             8.0567      9.5555
   Aug-10              10.1698            10.5811             8.3219      9.8703
   Sep-10               9.2421             9.6162             7.5624      8.9696
   Oct-10              10.8888            11.3300             8.9092     10.5674
   Nov-10               9.5244             9.9107             7.7925      9.2430
   Dec-10               9.8284            10.2273             8.0407      9.5376
   Jan-11              10.5026            10.9293             8.5918     10.1916
   Feb-11               9.8217            10.2211             8.0343      9.5305
   Mar-11              10.8704            11.3128             8.8916     10.5477
   Apr-11               9.8151            10.2150             8.0280      9.5234
   May-11              10.1389            10.5523             8.2924      9.8373
   Jun-11               9.2141             9.5901             7.5356      8.9397
   Jul-11              10.8558            11.2992             8.8778     10.5322
   Aug-11               9.8020            10.2027             8.0155      9.5094
   Sep-11               9.4925             9.8809             7.7621      9.2089
   Oct-11              10.4710            10.8998             8.5617     10.1578
   Nov-11               9.7922            10.1936             8.0063      9.4990
   Dec-11               9.4831             9.8721             7.7531      9.1988
   Jan-12              10.4606            10.8901             8.5519     10.1467
   Feb-12               9.1896             9.5673             7.5124      8.9136


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution     Group I Loan      Group II Loan      Group III Loan       WAC
    Date           Cap (%)            Cap (%)            Cap (%)         Cap (%)
------------    --------------     --------------     --------------     -------
   Mar-12              10.8271            11.2724             8.8506     10.5015
   Apr-12              10.1019            10.5178             8.2574      9.7978
   May-12              10.0986            10.5147             8.2543      9.7943
   Jun-12               9.7697            10.1725             7.9850      9.4750
   Jul-12              10.0920            10.5085             8.2481      9.7873
   Aug-12               9.1716             9.5504             7.4955      8.8943
   Sep-12              10.4333            10.8645             8.5262     10.1175
   Oct-12              10.0822            10.4993             8.2389      9.7768
   Nov-12               9.4490             9.8403             7.7211      9.1625
   Dec-12              10.0757            10.4932             8.2328      9.7699
   Jan-13              10.0725            10.4902             8.2298      9.7664
   Feb-13               9.7444            10.1489             7.9614      9.4480
   Mar-13              10.7850            11.2330             8.8111     10.4567
   Apr-13               9.7382            10.1431             7.9556      9.4414
   May-13               9.1451             9.5256             7.4707      8.8661
   Jun-13              10.7747            11.2234             8.8016     10.4457
   Jul-13              10.0532            10.4722             8.2118      9.7459


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Effective Loan Group I Cap, Effective Loan Group II Cap, Effective Loan Group III Cap and Effective WAC Cap. The Effective Loan Group I Cap, (the Loan Group I Cap plus the purchased interest rate cap), the Loan Group II Cap, the Effective Loan Group III Cap (the Loan Group III Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate caps) for each Distribution Date are as set forth in the following table. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

 Distribution      Eff. Group I        Group II       Eff. Group III    Eff. WAC
     Date          Loan Cap (%)      Loan Cap (%)      Loan Cap (%)     Cap (%)
--------------    --------------    --------------    --------------    --------
    Sep-03               20.9724            6.4647           14.5313     11.0683
    Oct-03               19.2223            6.0579           13.4391     10.2584
    Nov-03               21.6917            6.6816           15.1612     11.4954
    Dec-03               19.8389            6.2480           13.9806     10.6276
    Jan-04               20.2890            6.2457           14.2872     10.7909
    Feb-04               20.9638            6.4517           14.8093     11.1673
    Mar-04               20.7198            6.6721           14.8064     11.2538
    Apr-04               19.6513            6.0449           13.9565     10.4960
    May-04               21.2003            6.6686           15.1525     11.4358
    Jun-04               20.2834            6.2371           14.4629     10.8553
    Jul-04               19.7493            6.1586           14.1476     10.6378
    Aug-04               20.8737            6.3630           14.9082     11.1519
    Sep-04               18.9758            5.7841           13.5634     10.1420
    Oct-04               21.8639            6.8163           15.7044     11.7928
    Nov-04               19.5681            5.9638           14.0087     10.4670
    Dec-04               19.7473            6.1556           14.2061     10.6596
    Jan-05               21.5916            6.5795           15.4832     11.5591
    Feb-05               20.1982            6.1545           14.4954     10.8175
    Mar-05               20.8619            6.8133           15.1749     11.4843
    Apr-05               20.1975            6.1534           14.5175     10.8258
    May-05               20.4037            6.3579           14.7526     11.0404
    Jun-05               18.9891            5.8217           13.6729     10.2078
    Jul-05               22.0086            8.5358           16.6930     13.0588
    Aug-05               20.2812            7.7084           15.3543     11.9397
    Sep-05               19.6436            7.4661           14.8828     11.5687
    Oct-05               21.2371            8.2370           16.1440     12.6152
    Nov-05               20.2692            7.7041           15.3955     11.9505
    Dec-05               19.2554            7.5054           14.6615     11.4677
    Jan-06               22.1988            8.8237           16.7558     13.2771
    Feb-06               19.5034            7.7527           14.7323     11.6693
    Mar-06               21.4060            8.9199           16.2676     13.0642
    Apr-06               21.9638            8.6105           16.5829     13.0752
    May-06               20.8074            8.3218           15.7737     12.4970
    Jun-06               20.0856            8.0608           15.1797     12.0673
    Jul-06               22.4118            9.5900           16.7918     13.7566
    Aug-06               21.3644            8.9690           15.9869     13.0134
    Sep-06               21.3575            8.9666           15.9935     13.0139
    Oct-06               21.6438            9.2631           16.2517     13.2992
   * Nov-06              20.0501            8.4188           15.0508     12.2299
    Dec-06                9.6078            9.8638           16.9741     11.7774
    Jan-07                9.8384           10.1003           16.9714     11.9484
    Feb-07                9.2205            9.4663           15.9161     11.2024
    Mar-07               10.5343           10.8155           17.2856     12.5525
    Apr-07                9.8288           10.0916           16.9887     11.9509
    May-07                9.8256           10.0886           16.7209     11.8761
    Jun-07                9.6942           10.0121           16.5841     11.7749
    Jul-07               10.0712           10.3929           16.8728     12.1309
    Aug-07                9.1525            9.4453           15.6022     11.1000
    Sep-07               10.2797           10.6197           17.6407     12.5070
    Oct-07                9.9336           10.2626           16.7727     12.0115
    Nov-07                9.3095            9.6182           15.9968     11.3354
    Dec-07               10.1089           10.4850           16.9079     12.2043
    Jan-08               10.1588           10.5313           17.2134     12.3244
    Feb-08                9.8276           10.1884           16.6628     11.9271
    Mar-08               10.5017           10.8876           17.2242     12.5849
    Apr-08                9.8207           10.1820           16.6723     11.9276
    May-08                9.5105            9.8607           15.8868     11.4801
    Jun-08               10.6157           11.0345           17.9178     12.8824
    Jul-08               10.2583           10.6633           17.0376     12.3728
  ** Aug-08               9.9239           10.3161           16.7709     12.0515
    Sep-08                9.9204           10.3129            8.1299      9.6361
    Oct-08                9.6070            9.9875            7.8726      9.3314
    Nov-08               10.5971           11.0172            8.6833     10.2927
    Dec-08                9.9100           10.3032            8.1197      9.6250
    Jan-09                9.9065           10.3000            8.1163      9.6212
    Feb-09               10.2331           10.6400            8.3833      9.9381
    Mar-09               10.9602           11.3965            8.9784     10.6439
    Apr-09                9.2964            9.6667            7.6149      9.0277
    May-09               10.5749           10.9966            8.6616     10.2690
    Jun-09               10.2189           10.6268            8.3694      9.9229
    Jul-09                9.5769            9.9595            7.8431      9.2991
    Aug-09               10.5639           10.9864            8.6509     10.2572
    Sep-09                9.8790           10.2744            8.0894      9.5917
    Oct-09                9.8755           10.2712            8.0861      9.5881
    Nov-09               10.2012           10.6103            8.3522      9.9039
    Dec-09                9.2706            9.6428            7.5898      9.0001
    Jan-10               10.9223           11.3612            8.9415     10.6033
    Feb-10                9.8619           10.2586            8.0729      9.5735
    Mar-10               10.9148           11.3542            8.9343     10.5952
    Apr-10                9.5472            9.9319            7.8143      9.2673
    May-10               10.5312           10.9560            8.6192     10.2222
    Jun-10                9.8484           10.2460            8.0599      9.5591
    Jul-10                9.8451           10.2429            8.0567      9.5555
    Aug-10               10.1698           10.5811            8.3219      9.8703
    Sep-10                9.2421            9.6162            7.5624      8.9696
    Oct-10               10.8888           11.3300            8.9092     10.5674
    Nov-10                9.5244            9.9107            7.7925      9.2430
    Dec-10                9.8284           10.2273            8.0407      9.5376
    Jan-11               10.5026           10.9293            8.5918     10.1916
    Feb-11                9.8217           10.2211            8.0343      9.5305
    Mar-11               10.8704           11.3128            8.8916     10.5477
    Apr-11                9.8151           10.2150            8.0280      9.5234
    May-11               10.1389           10.5523            8.2924      9.8373
    Jun-11                9.2141            9.5901            7.5356      8.9397
    Jul-11               10.8558           11.2992            8.8778     10.5322
    Aug-11                9.8020           10.2027            8.0155      9.5094


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Distribution      Eff. Group I        Group II       Eff. Group III    Eff. WAC
     Date          Loan Cap (%)      Loan Cap (%)      Loan Cap (%)     Cap (%)
--------------    --------------    --------------    --------------    --------
    Sep-11                9.4925            9.8809            7.7621      9.2089
    Oct-11               10.4710           10.8998            8.5617     10.1578
    Nov-11                9.7922           10.1936            8.0063      9.4990
    Dec-11                9.4831            9.8721            7.7531      9.1988
    Jan-12               10.4606           10.8901            8.5519     10.1467
    Feb-12                9.1896            9.5673            7.5124      8.9136
    Mar-12               10.8271           11.2724            8.8506     10.5015
    Apr-12               10.1019           10.5178            8.2574      9.7978
    May-12               10.0986           10.5147            8.2543      9.7943
    Jun-12                9.7697           10.1725            7.9850      9.4750
    Jul-12               10.0920           10.5085            8.2481      9.7873
    Aug-12                9.1716            9.5504            7.4955      8.8943
    Sep-12               10.4333           10.8645            8.5262     10.1175
    Oct-12               10.0822           10.4993            8.2389      9.7768
    Nov-12                9.4490            9.8403            7.7211      9.1625
    Dec-12               10.0757           10.4932            8.2328      9.7699
    Jan-13               10.0725           10.4902            8.2298      9.7664
    Feb-13                9.7444           10.1489            7.9614      9.4480
    Mar-13               10.7850           11.2330            8.8111     10.4567
    Apr-13                9.7382           10.1431            7.9556      9.4414
    May-13                9.1451            9.5256            7.4707      8.8661
    Jun-13               10.7747           11.2234            8.8016     10.4457
    Jul-13               10.0532           10.4722            8.2118      9.7459

*     Represents the final month of the Group I Interest Rate Cap agreement.

**    Represents the final month of the Group III Interest Rate Cap agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1A, A-1B, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates in the manner described herein, and a 1-month LIBOR interest rate cap agreement (the "Group III Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-3, M-1, M-2, M-3, M-4, B-1 and B-2 Certificates in the manner described herein. The Group I Interest Rate Cap will have an initial notional amount of $127,894,582 (the initial Group I notional principal balance) and a term of 39 months. From months 1 to 22 the Group I Interest Rate Cap will have a strike rate of 1-month LIBOR equal to 6.00% and from months 23 to 39 a strike rate of 1-month LIBOR equal to 7.40%. The Group III Interest Rate Cap will have an initial notional amount of $110,748,075 (the initial Group III fixed rate notional principal balance), a term of 60 months and a strike rate of 1-month LIBOR equal to 6.50%.

The Group I Interest Rate Cap Notional Amount Amortization Schedule
-------------------------------------------------------------------

 Distribution       Interest Rate Cap      Distribution       Interest Rate Cap
Period (months)    Notional Amount ($)    Period (months)    Notional Amount ($)
---------------    -------------------    ---------------    -------------------
              1            127,894,582                 21             76,146,998
              2            124,967,311                 22             74,098,929
              3            122,071,917                 23             72,105,640
              4            119,207,153                 24             70,165,666
              5            116,371,973                 25             68,277,585
              6            113,565,525                 26             66,440,014
              7            110,787,152                 27             64,651,607
              8            108,036,380                 28             62,911,052
              9            105,312,919                 29             61,217,073
             10            102,616,655                 30             59,568,430
             11             99,947,642                 31             57,963,912
             12             97,306,094                 32             56,402,343
             13             94,692,377                 33             54,882,577
             14             92,148,511                 34             53,403,500
             15             89,672,634                 35             51,964,026
             16             87,262,936                 36             50,563,099
             17             84,917,651                 37             49,199,690
             18             82,635,064                 38             47,872,799
             19             80,413,503                 39             46,581,452
             20             78,251,342                 40                      0


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group III Interest Rate Cap Notional Amount Amortization Schedule
---------------------------------------------------------------------

 Distribution       Interest Rate Cap      Distribution       Interest Rate Cap
Period (months)    Notional Amount ($)    Period (months)    Notional Amount ($)
---------------    -------------------    ---------------    -------------------
              1            110,748,075                 32             56,243,984
              2            109,691,139                 33             54,855,876
              3            108,505,513                 34             53,501,619
              4            107,193,480                 35             52,180,395
              5            105,757,795                 36             50,891,406
              6            104,201,678                 37             49,633,870
              7            102,528,808                 38             48,407,027
              8            100,743,313                 39             47,210,135
              9             98,849,754                 40             46,042,468
             10             96,853,114                 41             44,903,319
             11             94,758,772                 42             43,791,997
             12             92,572,489                 43             42,707,829
             13             90,300,380                 44             41,650,156
             14             88,083,470                 45             40,618,338
             15             85,920,428                 46             39,611,748
             16             83,809,956                 47             38,629,774
             17             81,750,784                 48             37,671,820
             18             79,741,674                 49             36,737,303
             19             77,781,419                 50             35,825,657
             20             75,868,839                 51             34,936,325
             21             74,002,782                 52             34,068,768
             22             72,182,127                 53             33,222,456
             23             70,405,776                 54             32,396,875
             24             68,672,660                 55             31,591,522
             25             66,981,734                 56             30,805,905
             26             65,331,979                 57             30,039,546
             27             63,722,401                 58             29,291,978
             28             62,152,028                 59             28,562,744
             29             60,619,914                 60             27,851,398
             30             59,125,133                 61                      0
             31             57,666,784


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.